UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2009

Date of reporting period: October 1, 2008 — March 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDINX

Putnam Diversified Income Trust

Semiannual Report
3|31|09

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Diversified
Income Trust

3| 31|09

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth.	12
Expenses	14
Portfolio turnover	15
Your fund’s management.	16
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders.	24
Financial statements	25

Message from the Trustees

Dear Fellow Shareholder:

After 18 months of deep and painful losses, the stock market showed a glimmer of promise late in the first quarter. For the first 10 weeks of 2009, the S&P 500 Index fell by approximately 25%, before abruptly reversing course with just three weeks left in the quarter. Recent technical and valuation improvements also may augur well for the fixed-income market.

While the bottom of a bear market can only be identified in retrospect, we are encouraged by the upswing because it corresponds closely to historic turning points in the stock market. Notably, the upswing followed more aggressive government stimulus efforts and Federal Reserve action, as well as the kind of widespread sell-offs by investors that are often associated with market bottoms.

Under President and CEO Robert L. Reynolds, Putnam Investments has instituted several changes in order to position Putnam mutual funds for a market recovery. In April, Walter C. Donovan, a 25-year investment-industry veteran, joined Putnam as Chief Investment Officer. Mr. Donovan will lead a reinvigorated investment organization strengthened by the arrival during the past few months of several well-regarded senior portfolio managers, research analysts, and equity traders.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields,

a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund
Seeking broad diversification across global bond markets

When Putnam Diversified Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the two decades since. New sectors like mortgage- and asset-backed securities now make up a sizable portion of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside of the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the government and corporate debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To respond to the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with varied investment opportunities. Each team identifies compelling strategies within its area of expertise. The fund’s managers select from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

The fund’s multi-strategy approach is designed to target the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of various fixed-income sectors, the fund seeks to take advantage of changing market leadership in pursuit of high current income consistent with capital preservation.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Key drivers of
fixed-income returns

Government Interest-rate levels are primary drivers of performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates — and bond yields — rise and fall according to investor expectations about the health of the economy. Differences in countries’ economic cycles and currency values may create opportunities for global investors.

Credit Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements and tend to perform well when the economy strengthens.

Securitized Interest-rate cycles also affect mortgage- and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Weightings are shown as a percentage of the fund’s total investment portfolio value. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 26–73.

4	5

Performance snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† Inception date of the JPMorgan Developed High Yield Index was 12/31/94, after the fund’s inception.

Interview with your
fund’s Portfolio Manager

D. William Kohli

Bill, thank you for taking the time today to talk about Putnam Diversified Income Trust’s most recent semiannual period. How did the fund perform?

The past semiannual period was a tale of two very contrasting quarters. In terms of performance results, this period can be summarized as a very difficult one for the credit markets and the fund. At the peak of the financial crisis last October and November, even issues with very secure cash flows found few buyers. Interest-rate spreads, or differences in yield between credit instruments and Treasuries, widened dramatically as prices of many credit instruments plummeted. In an almost desperate flight to perceived quality during the height of the credit crisis, investors fled credit instruments for the perceived safe haven of Treasuries. And in the unwinding of risk that followed, some of the highest-quality non-Treasury securities experienced the biggest price declines as investors sold at any cost. Specifically, the fund declined 23.13% at net asset value, versus a return of 4.70% for the Barclays Capital Aggregate Bond Index and a –7.63% return for the fund’s Lipper peer group.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 18.

You talked about contrasting quarters. How did the period begin in terms of major events affecting the credit markets and how did it evolve?

Over the past 18 months, we have witnessed the dramatic unfolding of a significant deleveraging process in the United States — as well as worldwide — on a scale that is unprecedented. Following Lehman Brothers’ bankruptcy declaration, breakup, and liquidation last September, credit market prices declined sharply in October and November 2008. Leading up to that point, we had seen a surge in home foreclosures, severe problems for the securitized loan markets, the collapse of Bear Stearns, and instances where the money markets virtually froze and short-term Treasury yields turned negative because of unprecedented Treasury security demand. In October and November 2008, another significant drop in commercial and residential property values was reported, and panic selling of credit instruments by individuals and institutions, including large hedge funds, ensued. Non-Treasury instruments — regardless of quality —simply had too many sellers and very few buyers. And yields of credit instruments compared with Treasuries spiked to spread levels that had never been seen before.

The dramatic reduction of access to credit for individuals and businesses drove the United States and all major European countries into the worst economic downturn since the Great Depression. The U.S. Federal Reserve [the Fed] and several other central banks responded with a series of

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 3/31/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

short-term interest-rate cuts designed to stimulate economic activity, and the Fed and U.S. Treasury introduced a number of new lending facilities designed to spur renewed credit flows and lending among — and by — large financial institutions. After the Fed reduced short-term interest to near zero, it shifted its strategy to “quantitative easing,” buying up bank securities to inject more money into the financial system with the goal of spurring additional lending by banks. In early February 2009, Congress approved an $800 billion stimulus package designed to buoy the economy with new spending, and in March, Treasury Secretary Geithner announced a public/private partnership to buy up so-called “toxic” mortgage assets from banks as another way to restore credit flows. The result of this series of government efforts was a gradual shift — at least temporarily — to a stabilization of the credit markets. These markets, which had started to bounce back in December, performed strongly during the first quarter of 2009. However, for the fund’s semiannual period, this strength was insufficient to overcome the steep price declines that we saw last October and November.

Bill, what was the portfolio managers’ strategy during this volatile period?

First, we continued our strategy of focusing on high-quality credit instruments that we believe carry minimal fundamental credit risk. Though the performance of most credit instruments was highly correlated at the low point for the bond market last fall (as many investors fled to Treasuries), we believe

Comparison of sector weightings

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of total investment portfolio value. Holdings will vary over time.

that our focus on high credit quality will reward investors over time. Beginning in late 2007, we began to find compelling opportunities among what we perceived to be severely undervalued securities in the commercial mortgage-backed securities [CMBS], CMBS interest-only securities [CMBS IOs], collateralized mortgage obligations [CMOs], and inverse floating-rate notes markets, and we purchased large amounts of these securities at various points over the past 15 months.

Two factors helped the fund bounce back somewhat from the tremendous market downdraft of October and November. First, the fund’s investments in CMBS IOs and inverse floating-rate securities benefited from the slow rate of prepayments that the mortgage market was experiencing. Both types of securities were producing substantial cash flows even in the difficult economic environment, and these two types of holdings strongly benefited performance from December through February when the credit markets stabilized. Second, during the latter part of the period, the fund profited from our prior decision to position the portfolio for yield-curve steepening during the atypical market environment in which yields on short-term credit instruments were higher than on long-term issues. This strategy was based on our view that the yield curve would continue to normalize, with longer-term yields rising, as the government significantly ramped up spending to deal with the economic crisis and concern grew over budget deficits and longer-term inflation.

IN THE NEWS

On April 16, 2009, the U.S. Treasury Department launched a $9.9 billion mortgage modification program aimed at stemming the tide of rising, record foreclosures in the United States, which included a 24% year-over-year increase in foreclosure filings in first quarter 2009. Under the plan, which could help an estimated three to four million homeowners, theTreasury will pay six of the nation’s largest mortgage service companies a $1,000 one-time fee each time they reduce a homeowner’s mortgage payments to 38% of his or her income for five years.TheTreasury would then subsidize further homeowner payments down to 31% of income. Further, these mortgage servicers will receive as much as $1,000 per year for as many as three years, if a borrower stays current in the program. Homeowners who maintain their standing in the program are also eligible to receive up to $1,000 a year for five years to be used to reduce loan principals.

Did you incorporate any additional changes in strategy during the period?

Yes, with the intent of decreasing the fund’s price volatility, we have been reducing the overall level of commercial mortgage assets in the fund, and shifting to short-duration commercial mortgages and residential mortgages. Within the residential mortgage area, we have recently emphasized hybrid ARMs [combining features of both fixed-rate and adjustable-rate mortgages] and Alt-A mortgages [considered more risky than prime mortgages but higher quality than subprime] at what we feel are very depressed prices. We believe both types of residential mortgages were unfairly punished by the market during the most intense periods of market illiquidity over the past 18 months. And it’s very important to note that we are making these investments on the basis of our calculation that even if the current bad economic situation worsens considerably, we will still receive the proper cash flows from these securities.

Bill, what is your outlook for the economy, the credit markets, and the fund over the next several months?

Obviously, the seismic changes in today’s financial landscape make it difficult to formulate a strong call concerning the magnitude of the economic impact. Further deterioration in growth is a distinct possibility. However, we believe that some potential bad economic news is already “priced into” the financial markets, and that markets are often ahead of the fundamental economic story in anticipating the future direction of the economy, positive or negative.

Because it is impossible to predict even the short-term economic future, we are focusing on cash flows. That is, we are looking to invest in bonds that will produce steady returns even if a bad U.S. economy gets significantly worse. We are also emphasizing shorter duration and high quality. At the same time, though we expect market volatility to persist, we think that the level of value in the bond market is so high it is off the charts. For the first time in more than 15 years, double-digit yields are available from fixed-income instruments during a period when inflation is still very low. To us, the potential returns from a select mix of credit instruments are extremely attractive.

Thanks again, Bill, for sharing your insights with us.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	4.82%	4.61%	4.02%	4.02%	4.01%	4.01%	4.53%	4.36%	4.54%	4.96%

10 years	10.80	6.40	2.83	2.83	2.33	2.33	8.00	4.49	7.57	13.05
Annual average	1.03	0.62	0.28	0.28	0.23	0.23	0.77	0.44	0.73	1.23

5 years	–19.23	–22.45	–22.04	–23.20	–22.42	–22.42	–20.13	–22.74	–20.60	–18.50
Annual average	–4.18	–4.96	–4.86	–5.14	–4.95	–4.95	–4.40	–5.03	–4.51	–4.01

3 years	–26.59	–29.53	–28.09	–29.89	–28.36	–28.36	–27.05	–29.44	–27.43	–26.27
Annual average	–9.79	–11.01	–10.41	–11.16	–10.52	–10.52	–9.98	–10.97	–10.14	–9.66

1 year	–30.08	–32.90	–30.46	–33.65	–30.72	–31.35	–30.12	–32.41	–30.44	–30.11

6 months	–23.13	–26.23	–23.36	–27.00	–23.48	–24.20	–23.18	–25.68	–23.32	–23.08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 3/31/09

	Barclays Capital	Citigroup Non-U.S.	JPMorgan	Lipper Multi-Sector
	Aggregate	World Govt.	Developed High	Income Funds
	Bond Index	Bond Index	Yield Index	category average**

Annual average (life of fund)	7.29%	7.12%	—*	6.41%

10 years	74.04	70.62	31.09%	41.79
Annual average	5.70	5.49	2.74	3.46

5 years	22.41	24.01	–1.17	5.51
Annual average	4.13	4.40	–0.23	0.99

3 years	18.35	23.95	–13.71	–4.72
Annual average	5.78	7.42	–4.80	–1.71

1 year	3.13	–6.43	–20.14	–13.21

6 months	4.70	2.56	–14.79	–7.63

Index and Lipper results should be compared to fund performance at net asset value.

*Inception date of index was 12/31/94, after the fund’s inception.

**Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/09, there were 161, 151, 112, 98, 70, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.342		$0.317	$0.320	$0.336		$0.336	$0.350

Capital gains		—	—	—		—	—	—

Total	$0.342		$0.317	$0.320	$0.336		$0.336	$0.350

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/08	$8.10	$8.44	$8.04	$8.03	$8.02	$8.29	$8.06	$8.08

3/31/09	5.89	6.14	5.85	5.83	5.83	6.03	5.85	5.87

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	11.61%	11.14%	10.87%	11.11%	11.53%	11.14%	11.49%	11.86%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	11.61	11.35	11.35	N/A	11.45	11.85	12.35

Current 30-day SEC yield [3]
(without expense limitation)	N/A	11.59	11.32	11.32	N/A	11.42	11.82	12.32

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses For the fiscal year ended 9/30/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Diversified Income Trust from October 1, 2008, to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$4.85	$8.15	$8.14	$5.95	$5.95	$3.75

Ending value (after expenses)	$768.70	$766.40	$765.20	$768.20	$766.80	$769.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2009, use the following calculation method. To find the value of your investment on October 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.54	$9.30	$9.30	$6.79	$6.79	$4.28

Ending value (after expenses)	$1,019.45	$1,015.71	$1,015.71	$1,018.20	$1,018.20	$1,020.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.10%	1.85%	1.85%	1.35%	1.35%	0.85%

Average annualized expense
ratio for Lipper peer group*	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/09.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Diversified Income Trust	157%	74%	71%	126%	99%

Lipper Multi-Sector Income Funds
category average	148%	119%	124%	127%	104%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

In addition to D. William Kohli, your fund’s Portfolio Managers are Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2009, and March 31, 2008.

Trustee and Putnam employee fund ownership

As of March 31, 2009, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds
Trustees	$502,000	$30,000,000

Putnam employees	$11,656,000	$319,000,000

Other Putnam funds managed by the Portfolio Managers

D. William Kohli is also a Portfolio Manager of Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Global Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Michael Atkin is also a Portfolio Manager of Putnam Global Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Rob Bloemker is also a Portfolio Manager of Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Kevin Murphy is also a Portfolio Manager of Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Income Fund, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Paul Scanlon is also a Portfolio Manager of Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

D. William Kohli, Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contract, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 43rd percentile in management fees and in the 19th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel —but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Sector Income Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	76th

Three-year period	58th

Five-year period	45th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year, and five-year periods ended December 31, 2007, there were 124, 111, and 87 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year period ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for your fund given its stronger longer-term record, recognizing the tendency for short-term variability over a market cycle.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Sector Income Funds category for the one-year, five-year, and ten-year periods ended March 31, 2009, were 95%, 93%, and 91%, respectively. Over the one-year, five-year, and ten-year periods ended March 31, 2009, your fund ranked 144th out of 151, 92nd out of 98, and 64th out of 70 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/09 (Unaudited)

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (49.3%)*	Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (0.2%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, TBA, April 1, 2039		$3,000,000	$3,141,328

			3,141,328
U.S. Government Agency Mortgage Obligations (49.1%)
Federal National Mortgage Association Pass-Through Certificates
6 1/2s, TBA, April 1, 2039		4,000,000	4,212,188
6s, TBA, April 1, 2024		3,000,000	3,139,922
5 1/2s, January 1, 2038		144,497	150,198
5 1/2s, TBA, April 1, 2039		4,000,000	4,151,250
5 1/2s, TBA, April 1, 2024		4,000,000	4,168,750
5s, TBA, May 1, 2039		23,000,000	23,657,657
5s, TBA, April 1, 2039		29,000,000	29,915,313
4 1/2s, TBA, May 1, 2039		170,000,000	173,101,174
4 1/2s, TBA, April 1, 2039		400,000,000	408,500,000
4s, TBA, April 1, 2024		1,000,000	1,016,484

			652,012,936
Total U.S. government and agency mortgage obligations (cost $651,481,379)			$655,154,264

MORTGAGE-BACKED SECURITIES (40.5%)*	Principal amount		Value

Banc of America Alternative Loan Trust Ser. 06-7, Class A2,
5.707s, 2036		$19,993,000	$8,127,155

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A2, 5.658s, 2049		7,830,000	6,488,042
FRB Ser. 07-3, Class A3, 5.837s, 2049		765,000	491,495
Ser. 07-2, Class A2, 5.634s, 2049		2,590,000	2,090,699
Ser. 05-6, Class A2, 5.165s, 2047		250,000	226,090
Ser. 07-5, Class XW, Interest only (IO), 0.44s, 2051		233,077,381	3,873,230

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		1,170,000	234,000
Ser. 01-1, Class K, 6 1/8s, 2036		2,633,000	1,007,376

Banc of America Funding Corp. FRB Ser. 06-D, Class 6A1,
5.948s, 2036		14,038,928	6,598,296

Bayview Commercial Asset Trust 144A
Ser. 07-1, Class S, IO, 2.477s, 2037		13,414,890	802,210
Ser. 07-5A, IO, 1.55s, 2037		4,290,844	319,239

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036		10,451,407	4,391,327
FRB Ser. 06-6, Class 2A1, 5.891s, 2036		5,022,264	2,288,353
FRB Ser. 05-7, Class 23A1, 5.649s, 2035		9,590,935	4,161,333

Bear Stearns Commercial Mortgage Securities, Inc. FRB
Ser. 00-WF2, Class F, 8.186s, 2032		1,174,000	661,539

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 07-PW18, Class X1, IO, 0.095s, 2050		273,916,190	1,593,453

Broadgate Financing PLC sec. FRB Ser. D, 2.417s, 2023
(United Kingdom)	GBP	2,331,850	836,201

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 6.198s, 2036		$6,748,995	3,466,436
FRB Ser. 05-10, Class 1A5A, 5.834s, 2035		2,213,427	1,171,788

MORTGAGE-BACKED SECURITIES (40.5%)* cont.	Principal amount		Value

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR7, Class 2A2A, 5.645s, 2036		$1,160,226	$440,886
IFB Ser. 07-6, Class 2A5, IO, 6.128s, 2037		6,772,208	524,846

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.077s, 2044		162,666,444	569,072

Commercial Mortgage Acceptance Corp. Ser. 97-ML1, IO,
0.465s, 2017		16,825,425	496,263

Countrywide Alternative Loan Trust
IFB Ser. 04-2CB, Class 1A5, IO, 7.078s, 2034		7,369,558	423,750
Ser. 06-45T1, Class 2A2, 6s, 2037		4,250,546	2,228,880
Ser. 06-J8, Class A4, 6s, 2037		10,913,591	5,722,815
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		8,818,582	5,649,748

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.675s, 2035		16,263,320	7,481,127
FRB Ser. 06-HYB1, Class 1A1, 5.316s, 2036		1,690,499	782,789
FRB Ser. 05-HYB4, Class 2A1, 4.895s, 2035		22,966,551	11,712,941

Countrywide Home Loans 144A Ser. 03-R4, Class 1A,
Principal only (PO), zero %, 2034		30,373	15,716

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.81s, 2039		3,679,000	2,789,082
Ser. 07-3, Class 1A1A, 5.837s, 2037		3,539,935	1,716,869
Ser. 07-C5, Class A3, 5.694s, 2040		37,930,000	22,681,677

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 1.322s, 2017		369,000	166,050
FRB Ser. 06-A, Class C, 1.122s, 2017		1,093,000	601,150

Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1, Class B,
7s, 2033		6,518,502	5,810,028

CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class L, 2.406s, 2020		4,911,000	2,455,500
Ser. 98-C2, Class F, 6 3/4s, 2030		8,998,000	5,769,592
Ser. 98-C1, Class F, 6s, 2040		7,396,000	3,698,000
Ser. 02-CP5, Class M, 5 1/4s, 2035		2,599,000	126,183

Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.344s, 2031		27,118,341	536,181

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4, 6.04s, 2031		2,235,111	1,229,311

European Loan Conduit 144A FRB Ser. 22A, Class D, 3.043s, 2014
(United Kingdom)	GBP	2,461,000	706,012

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
3.019s, 2014 (United Kingdom)	GBP	1,696,395	486,662

Fannie Mae
FRB Ser. 05-91, Class EF, zero %, 2035		$388,630	358,021
FRB Ser. 06-54, Class CF, zero %, 2035		337,696	332,462
FRB Ser. 05-77, Class HF, zero %, 2034		939,933	891,361
IFB Ser. 06-70, Class SM, 50.389s, 2036		669,355	1,002,720
IFB Ser. 07-W7, Class 1A4, 36.049s, 2037		2,147,918	2,749,334
IFB Ser. 06-104, Class GS, 31.905s, 2036		1,528,678	1,990,690
IFB Ser. 05-115, Class NQ, 22.98s, 2036		1,243,753	1,450,404
IFB Ser. 05-74, Class CP, 22.836s, 2035		2,381,795	2,665,443
IFB Ser. 06-8, Class WK, 22.653s, 2036		5,529,349	7,007,880
IFB Ser. 05-99, Class SA, 22.653s, 2035		2,772,403	3,460,760
IFB Ser. 05-95, Class OP, 18.743s, 2035		1,799,590	2,125,222

MORTGAGE-BACKED SECURITIES (40.5%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 05-74, Class CS, 18.585s, 2035	$2,715,793	$3,308,870
IFB Ser. 05-95, Class CP, 18.306s, 2035	362,040	420,772
IFB Ser. 05-83, Class QP, 16.037s, 2034	987,653	1,051,648
IFB Ser. 07-W6, Class 6A2, IO, 7.278s, 2037	3,669,369	339,417
IFB Ser. 06-90, Class SE, IO, 7.278s, 2036	8,222,629	903,108
IFB Ser. 04-51, Class XP, IO, 7.178s, 2034	8,207,247	694,089
IFB Ser. 03-66, Class SA, IO, 7.128s, 2033	5,041,139	453,098
IFB Ser. 08-7, Class SA, IO, 7.028s, 2038	20,311,059	2,455,749
IFB Ser. 07-W6, Class 5A2, IO, 6.768s, 2037	5,183,450	453,552
IFB Ser. 07-W2, Class 3A2, IO, 6.758s, 2037	5,047,226	441,632
IFB Ser. 06-115, Class BI, IO, 6.738s, 2036	5,235,775	418,794
IFB Ser. 05-113, Class AI, IO, 6.708s, 2036	2,602,817	205,454
IFB Ser. 06-125, Class SM, IO, 6.678s, 2037	4,954,088	427,061
IFB Ser. 06-58, Class SP, IO, 6.678s, 2036	3,132,599	223,292
IFB Ser. 06-58, Class SQ, IO, 6.678s, 2036	12,897,362	953,502
IFB Ser. 08-36, Class YI, IO, 6.678s, 2036	8,873,358	810,883
IFB Ser. 06-43, Class SU, IO, 6.678s, 2036	1,672,254	151,122
IFB Ser. 06-24, Class QS, IO, 6.678s, 2036	3,860,729	439,621
IFB Ser. 06-60, Class SI, IO, 6.628s, 2036	12,647,139	1,274,688
IFB Ser. 06-60, Class UI, IO, 6.628s, 2036	2,335,381	176,767
IFB Ser. 04-24, Class CS, IO, 6.628s, 2034	1,825,751	143,735
IFB Ser. 04-12, Class WS, IO, 6.628s, 2033	2,658,290	203,371
IFB Ser. 07-W7, Class 3A2, IO, 6.608s, 2037	7,220,723	675,282
IFB Ser. 06-60, Class DI, IO, 6.548s, 2035	5,899,409	430,691
IFB Ser. 03-130, Class BS, IO, 6.528s, 2033	11,918,023	1,108,865
IFB Ser. 03-34, Class WS, IO, 6.478s, 2029	11,277,828	890,012
IFB Ser. 08-20, Class SA, IO, 6.468s, 2038	2,531,874	213,079
IFB Ser. 08-10, Class LI, IO, 6.458s, 2038	11,438,398	1,175,679
IFB Ser. 08-41, Class S, IO, 6.278s, 2036	11,910,677	920,286
IFB Ser. 05-42, Class SA, IO, 6.278s, 2035	5,103,928	522,366
IFB Ser. 07-39, Class LI, IO, 6.248s, 2037	12,912,942	1,118,390
IFB Ser. 07-23, Class SI, IO, 6.248s, 2037	1,498,499	109,926
IFB Ser. 07-54, Class CI, IO, 6.238s, 2037	5,430,308	519,311
IFB Ser. 07-39, Class PI, IO, 6.238s, 2037	3,509,224	256,846
IFB Ser. 07-42, Class SD, IO, 6.238s, 2037	1,497,168	98,469
IFB Ser. 07-28, Class SE, IO, 6.228s, 2037	932,165	88,402
IFB Ser. 07-22, Class S, IO, 6.228s, 2037	15,665,282	1,448,469
IFB Ser. 06-128, Class SH, IO, 6.228s, 2037	3,926,888	297,671
IFB Ser. 06-79, Class SI, IO, 6.228s, 2036	2,592,021	245,689
IFB Ser. 05-90, Class SP, IO, 6.228s, 2035	2,550,021	235,206
IFB Ser. 05-12, Class SC, IO, 6.228s, 2035	3,173,976	334,579
IFB Ser. 05-45, Class PL, IO, 6.228s, 2034	5,240,870	489,178
IFB Ser. 07-W5, Class 2A2, IO, 6.218s, 2037	1,736,001	142,442
IFB Ser. 07-30, Class IE, IO, 6.218s, 2037	10,748,543	1,521,198
IFB Ser. 06-123, Class CI, IO, 6.218s, 2037	10,109,182	951,416
IFB Ser. 06-123, Class UI, IO, 6.218s, 2037	9,818,074	931,620
IFB Ser. 07-15, Class BI, IO, 6.178s, 2037	16,253,031	1,437,711
IFB Ser. 06-126, Class CS, IO, 6.178s, 2037	8,529,289	699,598
IFB Ser. 06-16, Class SM, IO, 6.178s, 2036	9,723,769	1,076,042
IFB Ser. 05-95, Class CI, IO, 6.178s, 2035	6,365,405	685,109
IFB Ser. 05-84, Class SG, IO, 6.178s, 2035	10,005,531	874,114

MORTGAGE-BACKED SECURITIES (40.5%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 05-57, Class NI, IO, 6.178s, 2035	$2,071,689	$146,548
IFB Ser. 05-29, Class SX, IO, 6.178s, 2035	5,667,795	412,453
IFB Ser. 05-57, Class DI, IO, 6.178s, 2035	4,406,955	356,154
IFB Ser. 05-7, Class SC, IO, 6.178s, 2035	6,070,760	451,482
IFB Ser. 04-92, Class S, IO, 6.178s, 2034	15,257,879	1,153,615
IFB Ser. 06-104, Class EI, IO, 6.168s, 2036	5,787,339	503,510
IFB Ser. 05-83, Class QI, IO, 6.168s, 2035	1,757,613	146,888
IFB Ser. 06-128, Class GS, IO, 6.158s, 2037	6,081,597	566,774
IFB Ser. 06-114, Class IS, IO, 6.128s, 2036	4,221,096	347,333
IFB Ser. 06-116, Class ES, IO, 6.128s, 2036	767,286	57,052
IFB Ser. 04-92, Class SQ, IO, 6.128s, 2034	6,301,841	620,501
IFB Ser. 06-115, Class IE, IO, 6.118s, 2036	3,269,999	275,786
IFB Ser. 06-117, Class SA, IO, 6.118s, 2036	4,875,824	405,244
IFB Ser. 06-121, Class SD, IO, 6.118s, 2036	587,877	52,092
IFB Ser. 06-109, Class SG, IO, 6.108s, 2036	1,392,867	116,011
IFB Ser. 06-104, Class SY, IO, 6.098s, 2036	1,246,372	91,430
IFB Ser. 06-109, Class SH, IO, 6.098s, 2036	4,605,921	523,684
IFB Ser. 06-111, Class SA, IO, 6.098s, 2036	29,259,819	2,759,523
IFB Ser. 07-W6, Class 4A2, IO, 6.078s, 2037	23,799,266	2,082,436
IFB Ser. 06-128, Class SC, IO, 6.078s, 2037	5,130,014	433,845
IFB Ser. 06-43, Class SI, IO, 6.078s, 2036	11,298,230	943,278
IFB Ser. 06-8, Class JH, IO, 6.078s, 2036	16,254,366	1,452,815
IFB Ser. 05-122, Class SG, IO, 6.078s, 2035	4,930,127	489,315
IFB Ser. 05-57, Class MS, IO, 6.078s, 2035	4,468,390	309,417
IFB Ser. 06-101, Class SA, IO, 6.058s, 2036	12,412,209	1,035,302
IFB Ser. 06-92, Class LI, IO, 6.058s, 2036	4,872,119	404,030
IFB Ser. 06-99, Class AS, IO, 6.058s, 2036	1,479,024	137,616
IFB Ser. 06-17, Class SI, IO, 6.058s, 2036	4,540,113	385,610
IFB Ser. 06-98, Class SQ, IO, 6.048s, 2036	11,162,732	965,841
IFB Ser. 06-60, Class YI, IO, 6.048s, 2036	8,389,861	805,259
IFB Ser. 06-85, Class TS, IO, 6.038s, 2036	11,697,718	863,116
IFB Ser. 07-75, Class PI, IO, 6.018s, 2037	6,605,124	492,841
IFB Ser. 07-88, Class MI, IO, 5.998s, 2037	2,556,611	228,786
IFB Ser. 07-103, Class AI, IO, 5.978s, 2037	23,716,404	1,888,774
IFB Ser. 07-15, Class NI, IO, 5.978s, 2022	9,687,040	749,357
IFB Ser. 07-106, Class SM, IO, 5.938s, 2037	14,232,571	1,052,513
IFB Ser. 08-3, Class SC, IO, 5.928s, 2038	37,971,366	3,580,581
IFB Ser. 07-109, Class XI, IO, 5.928s, 2037	4,040,680	367,536
IFB Ser. 07-109, Class YI, IO, 5.928s, 2037	5,064,644	367,911
IFB Ser. 07-W8, Class 2A2, IO, 5.928s, 2037	9,879,944	624,768
IFB Ser. 07-88, Class JI, IO, 5.928s, 2037	7,989,516	665,007
IFB Ser. 06-79, Class SH, IO, 5.928s, 2036	8,468,473	892,566
IFB Ser. 07-54, Class KI, IO, 5.918s, 2037	2,654,640	208,546
IFB Ser. 07-30, Class JS, IO, 5.918s, 2037	9,517,319	861,435
IFB Ser. 07-30, Class LI, IO, 5.918s, 2037	8,597,794	699,516
IFB Ser. 07-14, Class ES, IO, 5.918s, 2037	5,725,277	410,557
IFB Ser. 07-W2, Class 1A2, IO, 5.908s, 2037	4,674,670	368,598
IFB Ser. 07-106, Class SN, IO, 5.888s, 2037	5,820,909	422,452
IFB Ser. 07-54, Class IA, IO, 5.888s, 2037	4,765,133	421,405
IFB Ser. 07-54, Class IB, IO, 5.888s, 2037	4,765,133	421,405
IFB Ser. 07-54, Class IC, IO, 5.888s, 2037	4,765,133	421,405

MORTGAGE-BACKED SECURITIES (40.5%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 07-54, Class ID, IO, 5.888s, 2037	$4,765,133	$421,405
IFB Ser. 07-54, Class IE, IO, 5.888s, 2037	4,765,133	421,405
IFB Ser. 07-54, Class IF, IO, 5.888s, 2037	7,547,540	613,087
IFB Ser. 07-54, Class NI, IO, 5.888s, 2037	4,709,924	352,556
IFB Ser. 07-54, Class UI, IO, 5.888s, 2037	7,016,488	630,993
IFB Ser. 07-91, Class AS, IO, 5.878s, 2037	4,037,590	304,099
IFB Ser. 07-91, Class HS, IO, 5.878s, 2037	4,168,126	360,152
IFB Ser. 07-15, Class CI, IO, 5.858s, 2037	18,197,747	1,609,500
IFB Ser. 06-115, Class JI, IO, 5.858s, 2036	13,088,540	1,072,594
IFB Ser. 07-109, Class PI, IO, 5.828s, 2037	6,499,009	516,349
IFB Ser. 06-123, Class LI, IO, 5.798s, 2037	9,109,340	684,840
IFB Ser. 08-1, Class NI, IO, 5.728s, 2037	10,639,677	930,658
IFB Ser. 08-10, Class GI, IO, 5.708s, 2038	7,721,675	577,604
IFB Ser. 08-13, Class SA, IO, 5.698s, 2038	23,446,674	1,676,109
IFB Ser. 07-39, Class AI, IO, 5.598s, 2037	8,343,697	598,744
IFB Ser. 07-32, Class SD, IO, 5.588s, 2037	5,574,325	413,937
IFB Ser. 07-30, Class UI, IO, 5.578s, 2037	4,653,474	419,632
IFB Ser. 07-32, Class SC, IO, 5.578s, 2037	7,960,901	666,710
IFB Ser. 07-1, Class CI, IO, 5.578s, 2037	5,304,578	439,012
IFB Ser. 05-92, Class US, IO, 5.578s, 2025	13,427,958	912,649
IFB Ser. 05-14, Class SE, IO, 5.528s, 2035	5,062,175	359,769
IFB Ser. 04-46, Class PJ, IO, 5.478s, 2034	3,892,526	341,484
IFB Ser. 08-1, Class BI, IO, 5.388s, 2038	20,477,073	1,368,462
IFB Ser. 07-75, Class ID, IO, 5.348s, 2037	6,925,573	562,668
Ser. 383, Class 90, IO, 8s, 2037	266,595	34,028
Ser. 383, Class 91, IO, 8s, 2037	210,094	26,816
Ser. 386, Class 26, IO, 7 1/2s, 2038	535,928	48,987
Ser. 386, Class 27, IO, 7 1/2s, 2037	315,852	44,993
Ser. 386, Class 28, IO, 7 1/2s, 2037	308,311	43,957
Ser. 383, Class 88, IO, 7 1/2s, 2037	580,524	81,893
Ser. 383, Class 89, IO, 7 1/2s, 2037	452,728	63,899
Ser. 383, Class 87, IO, 7 1/2s, 2037	725,211	101,670
Ser. 386, Class 24, IO, 7s, 2038	463,227	38,837
Ser. 386, Class 25, IO, 7s, 2038	492,766	54,630
Ser. 386, Class 22, IO, 7s, 2038	639,993	53,881
Ser. 386, Class 21, IO, 7s, 2037	724,619	60,738
Ser. 386, Class 23, IO, 7s, 2037	710,036	59,746
Ser. 383, Class 84, IO, 7s, 2037	668,124	57,592
Ser. 383, Class 85, IO, 7s, 2037	425,274	37,005
Ser. 383, Class 86, IO, 7s, 2037	334,256	41,763
Ser. 383, Class 79, IO, 7s, 2037	662,813	54,459
Ser. 383, Class 80, IO, 7s, 2037	1,482,393	138,048
Ser. 383, Class 81, IO, 7s, 2037	804,445	66,107
Ser. 383, Class 82, IO, 7s, 2037	796,115	68,054
Ser. 383, Class 83, IO, 7s, 2037	676,901	57,454
Ser. 386, Class 19, IO, 6 1/2s, 2038	683,458	63,238
Ser. 386, Class 17, IO, 6 1/2s, 2037	1,054,052	99,476
Ser. 386, Class 16, IO, 6 1/2s, 2037	722,695	70,531
Ser. 383, Class 62, IO, 6 1/2s, 2037	944,956	91,808
Ser. 383, Class 69, IO, 6 1/2s, 2037	536,512	61,568
Ser. 383, Class 63, IO, 6 1/2s, 2037	741,848	73,261

MORTGAGE-BACKED SECURITIES (40.5%)* cont.	Principal amount	Value

Fannie Mae
Ser. 383, Class 64, IO, 6 1/2s, 2037	$1,359,817	$126,633
Ser. 383, Class 67, IO, 6 1/2s, 2037	722,561	69,246
Ser. 383, Class 68, IO, 6 1/2s, 2037	348,328	33,994
Ser. 383, Class 58, IO, 6 1/2s, 2037	1,547,901	141,246
Ser. 383, Class 59, IO, 6 1/2s, 2037	993,254	95,079
Ser. 383, Class 61, IO, 6 1/2s, 2037	784,223	74,747
Ser. 383, Class 65, IO, 6 1/2s, 2037	942,501	93,183
Ser. 383, Class 66, IO, 6 1/2s, 2037	967,470	95,813
Ser. 383, Class 77, IO, 6 1/2s, 2037	569,794	55,592
Ser. 383, Class 78, IO, 6 1/2s, 2037	584,023	67,399
Ser. 383, Class 73, IO, 6 1/2s, 2037	1,283,189	119,497
Ser. 383, Class 76, IO, 6 1/2s, 2037	785,350	78,114
Ser. 383, Class 70, IO, 6 1/2s, 2037	1,942,284	180,875
Ser. 383, Class 74, IO, 6 1/2s, 2037	1,064,276	99,111
Ser. 383, Class 71, IO, 6 1/2s, 2036	835,647	79,137
Ser. 383, Class 75, IO, 6 1/2s, 2036	673,534	64,869
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	108,461	7,796
Ser. 383, Class 101, IO, 6 1/2s, 2022	302,677	26,288
Ser. 383, Class 102, IO, 6 1/2s, 2022	186,275	19,800
Ser. 389, Class 6, IO, 6s, 2038	936,997	91,357
Ser. 386, Class 10, IO, 6s, 2038	514,378	50,953
Ser. 386, Class 11, IO, 6s, 2038	340,884	30,327
Ser. 383, Class 46, IO, 6s, 2038	2,217,288	202,328
Ser. 383, Class 47, IO, 6s, 2038	1,959,361	178,792
Ser. 383, Class 48, IO, 6s, 2038	1,758,131	173,615
Ser. 383, Class 52, IO, 6s, 2038	713,083	68,003
Ser. 386, Class 9, IO, 6s, 2038	3,120,285	288,626
Ser. 383, Class 32, IO, 6s, 2038	3,038,465	300,048
Ser. 383, Class 33, IO, 6s, 2038	2,588,124	255,577
Ser. 383, Class 37, IO, 6s, 2038	1,008,183	94,960
Ser. 386, Class 7, IO, 6s, 2038	3,840,404	367,239
Ser. 383, Class 34, IO, 6s, 2037	1,059,916	104,667
Ser. 383, Class 35, IO, 6s, 2037	872,194	81,714
Ser. 383, Class 36, IO, 6s, 2037	682,219	63,899
Ser. 383, Class 38, IO, 6s, 2037	434,438	40,317
Ser. 383, Class 50, IO, 6s, 2037	1,198,939	109,403
Ser. 386, Class 6, IO, 6s, 2037	1,848,474	174,450
Ser. 383, Class 39, IO, 6s, 2037	291,656	32,637
Ser. 383, Class 49, IO, 6s, 2037	907,363	89,735
Ser. 383, Class 51, IO, 6s, 2037	930,903	84,597
Ser. 383, Class 53, IO, 6s, 2037	347,584	34,373
Ser. 383, Class 54, IO, 6s, 2037	224,928	20,600
Ser. 383, Class 55, IO, 6s, 2037	187,240	17,144
Ser. 383, Class 56, IO, 6s, 2037	108,396	9,926
Ser. 383, Class 57, IO, 6s, 2037	568,987	63,379
Ser. 383, Class 100, IO, 6s, 2022	313,219	31,229
Ser. 383, Class 98, IO, 6s, 2022	953,838	79,897
Ser. 383, Class 99, IO, 6s, 2022	423,521	34,811
Ser. 06-W2, Class 1AS, IO, 5.507s, 2036	10,020,026	676,352
Ser. 383, Class 18, IO, 5 1/2s, 2038	3,524,839	348,078
Ser. 383, Class 19, IO, 5 1/2s, 2038	3,213,133	317,297

MORTGAGE-BACKED SECURITIES (40.5%)* cont.	Principal amount	Value

Fannie Mae
Ser. 383, Class 25, IO, 5 1/2s, 2038	$543,337	$46,575
Ser. 386, Class 4, IO, 5 1/2s, 2037	798,723	69,052
Ser. 386, Class 5, IO, 5 1/2s, 2037	509,794	44,372
Ser. 383, Class 15, IO, 5 1/2s, 2037	480,352	40,652
Ser. 383, Class 16, IO, 5 1/2s, 2037	214,090	25,464
Ser. 383, Class 4, IO, 5 1/2s, 2037	4,865,460	418,478
Ser. 383, Class 5, IO, 5 1/2s, 2037	3,090,686	312,932
Ser. 383, Class 6, IO, 5 1/2s, 2037	2,772,492	259,921
Ser. 383, Class 7, IO, 5 1/2s, 2037	2,733,752	256,289
Ser. 383, Class 8, IO, 5 1/2s, 2037	1,129,287	105,871
Ser. 383, Class 9, IO, 5 1/2s, 2037	1,076,580	100,929
Ser. 383, Class 20, IO, 5 1/2s, 2037	2,005,404	198,034
Ser. 383, Class 21, IO, 5 1/2s, 2037	1,894,406	187,073
Ser. 383, Class 22, IO, 5 1/2s, 2037	1,280,539	126,453
Ser. 383, Class 23, IO, 5 1/2s, 2037	1,153,689	113,927
Ser. 383, Class 24, IO, 5 1/2s, 2037	796,885	69,577
Ser. 383, Class 26, IO, 5 1/2s, 2037	595,669	62,497
Ser. 383, Class 27, IO, 5 1/2s, 2037	175,454	20,893
Ser. 383, Class 95, IO, 5 1/2s, 2022	1,523,503	137,115
Ser. 383, Class 97, IO, 5 1/2s, 2022	634,412	62,636
Ser. 383, Class 94, IO, 5 1/2s, 2022	795,570	62,980
Ser. 383, Class 96, IO, 5 1/2s, 2022	823,324	60,396
Ser. 07-W1, Class 1AS, IO, 5.246s, 2046	16,600,908	1,099,810
Ser. 386, Class 1, IO, 5s, 2037	153,899	18,179
Ser. 386, Class 2, IO, 5s, 2037	120,322	16,988
Ser. 383, Class 2, IO, 5s, 2037	549,323	68,945
Ser. 383, Class 92, IO, 5s, 2022	676,699	52,906
Ser. 383, Class 93, IO, 5s, 2022	370,386	37,694
Ser. 03-W10, Class 3, IO, 1.93s, 2043	902,599	36,260
Ser. 03-W17, Class 12, IO, 1.143s, 2033	16,189,991	380,860
Ser. 06-26, Class NB, 1s, 2036	1,062,406	945,430
Ser. 01-T1, Class 1, IO, 0.799s, 2040	874,790	10,658
Ser. 00-T6, IO, 0.77s, 2030	14,376,854	332,104
Ser. 03-W10, Class 3A, IO, 0.631s, 2043	29,701,898	358,389
Ser. 03-W10, Class 1A, IO, 0.593s, 2043	24,664,884	245,403
Ser. 02-T18, IO, 0.513s, 2042	43,058,215	467,711
Ser. 02-W8, Class 1, IO, 0.346s, 2042	21,837,147	174,787
Ser. 06-56, Class XF, zero %, 2036	364,525	342,165
Ser. 06-47, Class VO, PO, zero %, 2036	604,163	572,633
Ser. 05-103, Class OA, PO, zero %, 2035	787,359	697,700
Ser. 05-50, Class LO, PO, zero %, 2035	230,674	222,104
Ser. 08-37, Class DO, PO, zero %, 2033	1,930,534	1,673,020
Ser. 04-61, Class JO, PO, zero %, 2032	1,243,017	1,165,668
Ser. 326, Class 1, PO, zero %, 2032	978,574	898,882
Ser. 318, Class 1, PO, zero %, 2032	368,081	339,249
Ser. 314, Class 1, PO, zero %, 2031	1,761,980	1,629,823
Ser. 99-51, Class N, PO, zero %, 2029	310,188	274,169

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.578s, 2043	2,917,757	268,069
Ser. T-57, Class 1AX, IO, 0.447s, 2043	12,786,688	135,539

MORTGAGE-BACKED SECURITIES (40.5%)* cont.	Principal amount	Value

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.248s, 2020	$22,336,625	$624,309

First Chicago Lennar Trust 144A Ser. 97-CHL1, Class E, 8s, 2039	1,894,883	1,828,259

First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
5.35s, 2035	3,121,100	312,113

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class G, 7 1/2s, 2029	1,408,000	633,600

Freddie Mac
FRB Ser. 3345, Class TY, zero %, 2037	744,481	673,800
FRB Ser. 3326, Class XF, zero %, 2037	820,038	784,543
FRB Ser. 3273, Class HF, zero %, 2037	145,109	137,738
FRB Ser. 3235, Class TP, zero %, 2036	211,692	202,801
FRB Ser. 3283, Class KF, zero %, 2036	260,536	253,877
FRB Ser. 3226, Class YW, zero %, 2036	1,103,300	1,039,471
FRB Ser. 3332, Class UA, zero %, 2036	277,853	265,408
FRB Ser. 3251, Class TC, zero %, 2036	2,752,355	2,692,161
FRB Ser. 3130, Class JF, zero %, 2036	1,015,552	993,474
FRB Ser. 3047, Class BD, zero %, 2035	941,163	845,168
FRB Ser. 3326, Class WF, zero %, 2035	887,246	813,330
FRB Ser. 3030, Class EF, zero %, 2035	410,396	356,881
FRB Ser. 3412, Class UF, zero %, 2035	2,049,147	1,941,706
FRB Ser. 3007, Class LU, zero %, 2035	58,415	51,641
FRB Ser. 2980, Class BU, zero %, 2035	729,890	705,899
FRB Ser. 2980, Class TY, zero %, 2035	167,747	158,639
FRB Ser. 3112, Class XM, zero %, 2034	138,386	135,383
FRB Ser. 2947, Class GF, zero %, 2034	752,281	692,285
IFB Ser. 3182, Class SP, 26 3/8s, 2032	1,616,152	1,674,140
IFB Ser. 3211, Class SI, IO, 25.327s, 2036	1,776,837	773,208
IFB Ser. 2979, Class AS, 22.234s, 2034	1,017,355	1,213,905
IFB Ser. 2828, Class GI, IO, 6.944s, 2034	375,578	38,757
IFB Ser. 3184, Class SP, IO, 6.794s, 2033	8,295,022	744,296
IFB Ser. 3345, Class SI, IO, 6.764s, 2036	15,241,353	1,530,232
IFB Ser. 2869, Class JS, IO, 6.694s, 2034	768,029	50,402
IFB Ser. 2882, Class LS, IO, 6.644s, 2034	3,861,036	345,211
IFB Ser. 3200, Class SB, IO, 6.594s, 2036	5,800,510	475,642
IFB Ser. 3149, Class SE, IO, 6.594s, 2036	4,649,721	431,262
IFB Ser. 3203, Class SH, IO, 6.584s, 2036	4,797,441	486,182
IFB Ser. 2594, Class SE, IO, 6.494s, 2030	1,376,939	71,274
IFB Ser. 2828, Class TI, IO, 6.494s, 2030	3,037,885	267,774
IFB Ser. 3397, Class GS, IO, 6.444s, 2037	3,681,742	303,729
IFB Ser. 3311, Class CI, IO, 6.204s, 2037	3,126,029	277,651
IFB Ser. 3297, Class BI, IO, 6.204s, 2037	15,129,955	1,323,841
IFB Ser. 3287, Class SD, IO, 6.194s, 2037	4,541,187	393,262
IFB Ser. 3281, Class BI, IO, 6.194s, 2037	2,612,531	207,426
IFB Ser. 3281, Class CI, IO, 6.194s, 2037	3,795,840	300,167
IFB Ser. 3249, Class SI, IO, 6.194s, 2036	2,530,031	242,674
IFB Ser. 3028, Class ES, IO, 6.194s, 2035	10,205,290	1,094,364
IFB Ser. 3042, Class SP, IO, 6.194s, 2035	4,421,394	374,277
IFB Ser. 2990, Class TS, IO, 6.194s, 2035	5,156,843	335,828
IFB Ser. 3236, Class ES, IO, 6.144s, 2036	448,230	28,800
IFB Ser. 3136, Class NS, IO, 6.144s, 2036	3,232,041	306,866
IFB Ser. 2950, Class SM, IO, 6.144s, 2016	1,954,351	141,056

MORTGAGE-BACKED SECURITIES (40.5%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3256, Class S, IO, 6.134s, 2036	$9,358,021	$784,094
IFB Ser. 3031, Class BI, IO, 6.134s, 2035	369,6314	339,682
IFB Ser. 3370, Class TS, IO, 6.114s, 2037	15,723,258	1,347,532
IFB Ser. 3244, Class SB, IO, 6.104s, 2036	3,820,071	288,342
IFB Ser. 3244, Class SG, IO, 6.104s, 2036	4,485,198	384,489
IFB Ser. 3236, Class IS, IO, 6.094s, 2036	7,729,386	576,374
IFB Ser. 3033, Class SG, IO, 6.094s, 2035	3,473,353	284,924
IFB Ser. 3114, Class TS, IO, 6.094s, 2030	21,208,840	1,670,535
IFB Ser. 3128, Class JI, IO, 6.074s, 2036	1,522,628	135,604
IFB Ser. 3240, Class S, IO, 6.064s, 2036	14,951,418	1,287,048
IFB Ser. 3229, Class BI, IO, 6.064s, 2036	479,120	35,114
IFB Ser. 3065, Class DI, IO, 6.064s, 2035	2,571,421	249,766
IFB Ser. 3210, Class S, IO, 6.044s, 2036	1,359,274	81,964
IFB Ser. 3145, Class GI, IO, 6.044s, 2036	1,251,155	117,689
IFB Ser. 3510, Class IB, IO, 6.044s, 2036	5,609,854	654,950
IFB Ser. 3218, Class AS, IO, 6.024s, 2036	4,823,961	374,692
IFB Ser. 3221, Class SI, IO, 6.024s, 2036	5,975,155	468,183
IFB Ser. 3424, Class XI, IO, 6.014s, 2036	10,014,676	756,359
IFB Ser. 3485, Class SI, IO, 5.994s, 2036	2,774,448	254,445
IFB Ser. 3202, Class PI, IO, 5.984s, 2036	16,865,313	1,361,587
IFB Ser. 3355, Class MI, IO, 5.944s, 2037	4,343,892	314,472
IFB Ser. 3201, Class SG, IO, 5.944s, 2036	7,766,449	649,120
IFB Ser. 3203, Class SE, IO, 5.944s, 2036	6,870,951	556,547
IFB Ser. 3238, Class LI, IO, 5.934s, 2036	5,016,963	398,347
IFB Ser. 3171, Class PS, IO, 5.929s, 2036	6,100,003	559,025
IFB Ser. 3152, Class SY, IO, 5.924s, 2036	11,930,116	1,040,306
IFB Ser. 3510, Class DI, IO, 5.924s, 2035	10,017,230	846,155
IFB Ser. 3181, Class PS, IO, 5.914s, 2036	4,007,417	360,708
IFB Ser. 3366, Class SA, IO, 5.894s, 2037	9,264,311	772,440
IFB Ser. 3284, Class BI, IO, 5.894s, 2037	4,356,414	337,363
IFB Ser. 3260, Class SA, IO, 5.894s, 2037	4,139,541	278,488
IFB Ser. 3199, Class S, IO, 5.894s, 2036	9,820,983	643,667
IFB Ser. 3284, Class LI, IO, 5.884s, 2037	11,735,484	995,568
IFB Ser. 3281, Class AI, IO, 5.874s, 2037	18,396,458	1,492,689
IFB Ser. 3261, Class SA, IO, 5.874s, 2037	3,741,348	306,865
IFB Ser. 3311, Class EI, IO, 5.854s, 2037	5,262,753	408,438
IFB Ser. 3311, Class IA, IO, 5.854s, 2037	7,394,903	609,192
IFB Ser. 3311, Class IB, IO, 5.854s, 2037	7,394,903	609,192
IFB Ser. 3311, Class IC, IO, 5.854s, 2037	7,394,903	609,192
IFB Ser. 3311, Class ID, IO, 5.854s, 2037	7,394,903	609,192
IFB Ser. 3311, Class IE, IO, 5.854s, 2037	11,238,339	925,814
IFB Ser. 3311, Class PI, IO, 5.854s, 2037	6,914,741	542,561
IFB Ser. 3265, Class SC, IO, 5.854s, 2037	2,785,788	204,449
IFB Ser. 3382, Class SI, IO, 5.844s, 2037	14,916,835	1,353,240
IFB Ser. 3375, Class MS, IO, 5.844s, 2037	25,139,457	1,795,133
IFB Ser. 3240, Class GS, IO, 5.824s, 2036	9,475,923	747,082
IFB Ser. 3257, Class SI, IO, 5.764s, 2036	3,939,105	303,542
IFB Ser. 3225, Class JY, IO, 5.734s, 2036	17,112,951	1,396,194
IFB Ser. 3416, Class BI, IO, 5.694s, 2038	19,982,365	1,667,848
IFB Ser. 3502, Class DS, IO, 5.594s, 2039	3,211,051	236,114
IFB Ser. 2967, Class SA, IO, 5.594s, 2035	5,644,878	405,866

MORTGAGE-BACKED SECURITIES (40.5%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3339, Class TI, IO, 5.584s, 2037	$10,555,356	$789,963
IFB Ser. 3284, Class CI, IO, 5.564s, 2037	19,739,317	1,601,431
IFB Ser. 3016, Class SQ, IO, 5.554s, 2035	5,934,366	358,744
IFB Ser. 3397, Class SQ, IO, 5.414s, 2037	14,483,707	1,075,879
IFB Ser. 3500, Class SE, IO, 5.394s, 2039	3,411,680	157,824
IFB Ser. 3424, Class UI, IO, 5.204s, 2037	6,965,311	476,814
Ser. 3331, Class GO, PO, zero %, 2037	689,956	657,034
Ser. 3374, Class DO, PO, zero %, 2037	198,584	180,473
Ser. 3292, Class DO, PO, zero %, 2037	475,710	387,325
Ser. 3314, PO, zero %, 2036	1,232,280	1,153,057
Ser. 3226, Class YI, IO, zero %, 2036	12,405,423	6,438
Ser. 3337, Class OA, PO, zero %, 2036	100,985	97,778
Ser. 3176, Class YO, PO, zero %, 2036	524,626	511,197
Ser. 3097, Class OC, PO, zero %, 2036	100,000	95,814
Ser. 2962, Class BO, PO, zero %, 2035	43,156	41,789
Ser. 2947, Class AO, PO, zero %, 2035	82,779	73,354
Ser. 2985, Class CO, PO, zero %, 2035	408,935	356,523
Ser. 2858, Class MO, PO, zero %, 2034	370,195	313,953
Ser. 2692, Class TO, PO, zero %, 2033	217,451	181,541
Ser. 201, PO, zero %, 2029	1,067,805	909,011
Ser. 1208, Class F, PO, zero %, 2022	295,825	246,023

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 00-1, Class F, 7.518s, 2033	1,354,000	997,685
Ser. 00-1, Class G, 6.131s, 2033	4,588,975	1,916,787

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	4,134,628	1,529,812

Government National Mortgage Association
FRB Ser. 05-39, Class F, 0.997s, 2034	411,097	401,897
FRB Ser. 07-71, Class TA, zero %, 2037	376,230	373,851
FRB Ser. 07-71, Class UC, zero %, 2037	108,205	105,226
FRB Ser. 07-73, Class KI, IO, zero %, 2037	2,024,001	5,434
FRB Ser. 07-73, Class KM, zero %, 2037	202,721	161,445
FRB Ser. 07-61, Class YC, zero %, 2037	1,569,430	1,534,683
FRB Ser. 06-56, Class YF, zero %, 2036	380,407	363,080
FRB Ser. 98-2, Class EA, PO, zero %, 2028	270,848	241,265
IFB Ser. 07-41, Class SA, 36.93s, 2037	452,006	598,472
IFB Ser. 05-66, Class SP, 18.979s, 2035	2,045,115	2,371,949
IFB Ser. 08-42, Class AI, IO, 7.134s, 2038	32,930,174	3,989,622
IFB Ser. 05-68, Class PU, IO, 6.755s, 2032	5,009,218	446,133
IFB Ser. 04-59, Class SH, IO, 6.694s, 2034	2,189,072	253,970
IFB Ser. 04-59, Class SC, IO, 6.644s, 2034	3,022,016	269,658
IFB Ser. 04-26, Class IS, IO, 6.644s, 2034	4,945,983	343,966
IFB Ser. 07-47, Class SA, IO, 6.544s, 2036	6,212,327	616,037
IFB Ser. 07-35, Class NY, IO, 6.344s, 2035	7,537,421	632,399
IFB Ser. 07-22, Class S, IO, 6.255s, 2037	4,196,096	373,218
IFB Ser. 05-84, Class AS, IO, 6.255s, 2035	11,787,439	938,391
IFB Ser. 07-26, Class SD, IO, 6.244s, 2037	7,003,105	436,379
IFB Ser. 07-51, Class SJ, IO, 6.205s, 2037	5,029,824	423,511
IFB Ser. 07-53, Class SY, IO, 6.19s, 2037	10,970,031	898,742
IFB Ser. 07-58, Class PS, IO, 6.155s, 2037	3,325,915	250,395

MORTGAGE-BACKED SECURITIES (40.5%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-41, Class SM, IO, 6.155s, 2037	$3,076,450	$166,658
IFB Ser. 07-41, Class SN, IO, 6.155s, 2037	3,136,628	169,918
IFB Ser. 04-88, Class S, IO, 6.155s, 2032	6,121,332	404,117
IFB Ser. 04-17, Class QN, IO, 6.144s, 2034	2,814,638	239,009
IFB Ser. 07-59, Class PS, IO, 6 1/8s, 2037	3,961,787	266,236
IFB Ser. 07-59, Class SP, IO, 6 1/8s, 2037	486,028	34,377
IFB Ser. 07-48, Class SB, IO, 6.094s, 2037	5,433,238	374,176
IFB Ser. 07-74, Class SI, IO, 6.014s, 2037	6,792,589	412,310
IFB Ser. 07-17, Class AI, IO, 5.994s, 2037	17,771,551	1,387,692
IFB Ser. 07-78, Class SA, IO, 5.974s, 2037	28,932,351	2,216,970
IFB Ser. 08-34, Class SH, IO, 5.955s, 2037	9,628,775	734,075
IFB Ser. 06-26, Class S, IO, 5.955s, 2036	38,007,692	2,799,228
IFB Ser. 08-2, Class SM, IO, 5.944s, 2038	17,425,359	1,307,041
IFB Ser. 07-9, Class AI, IO, 5.944s, 2037	8,085,130	622,038
IFB Ser. 08-9, Class SK, IO, 5.935s, 2038	15,689,324	1,096,056
IFB Ser. 08-6, Class SC, IO, 5.93s, 2038	34,510,540	2,072,979
IFB Ser. 05-92, Class S, IO, 5.855s, 2032	25,553,000	1,614,031
IFB Ser. 05-65, Class SI, IO, 5.805s, 2035	7,300,027	505,527
IFB Ser. 05-71, Class SA, IO, 5.804s, 2035	13,242,688	984,700
IFB Ser. 06-7, Class SB, IO, 5.775s, 2036	1,273,781	87,078
IFB Ser. 08-15, Class PI, IO, 5.755s, 2035	3,407,146	302,984
IFB Ser. 06-16, Class SX, IO, 5.745s, 2036	13,381,363	899,094
IFB Ser. 07-17, Class IB, IO, 5.705s, 2037	3,784,412	335,715
IFB Ser. 06-14, Class S, IO, 5.705s, 2036	5,761,603	383,538
IFB Ser. 05-57, Class PS, IO, 5.705s, 2035	7,800,279	637,799
IFB Ser. 06-11, Class ST, IO, 5.695s, 2036	3,580,790	232,429
IFB Ser. 07-7, Class JI, IO, 5.655s, 2037	10,545,355	514,886
IFB Ser. 07-25, Class KS, IO, 5.644s, 2037	8,662,727	676,126
IFB Ser. 07-21, Class S, IO, 5.644s, 2037	268,973	18,202
IFB Ser. 05-17, Class S, IO, 5.635s, 2035	7,064,224	544,934
IFB Ser. 07-31, Class AI, IO, 5.624s, 2037	5,352,333	548,432
IFB Ser. 07-62, Class S, IO, 5.594s, 2037	7,764,846	507,821
IFB Ser. 05-3, Class SN, IO, 5.555s, 2035	18,689,990	1,331,828
IFB Ser. 07-43, Class SC, IO, 5.544s, 2037	6,509,129	430,637
IFB Ser. 04-41, Class SG, IO, 5.455s, 2034	17,407,626	911,521
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	2,824,306	326,830
Ser. 08-30, PO, zero %, 2038	1,109,498	1,082,149
Ser. 07-73, Class MO, PO, zero %, 2037	202,079	186,352
Ser. 07-36, Class YO, PO, zero %, 2037	1,016,333	894,983
Ser. 07-48, Class MO, PO, zero %, 2037	836,726	770,658
Ser. 06-36, Class MO, PO, zero %, 2036	560,988	547,647
Ser. 06-36, Class OD, PO, zero %, 2036	233,750	219,448
Ser. 07-18, PO, zero %, 2035	1,240,064	1,118,855
Ser. 07-18, Class CO, PO, zero %, 2035	1,723,458	1,545,885
Ser. 06-64, PO, zero %, 2034	198,982	167,532
Ser. 99-31, Class MP, PO, zero %, 2029	28,778	26,355

Greenwich Capital Commercial Funding Corp. Ser. 05-GG5,
Class A2, 5.117s, 2037 F	8,219,000	7,188,178

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.799s, 2045	1,506,000	994,668
Ser. 06-GG6, Class A2, 5.506s, 2038	2,829,000	2,541,132

MORTGAGE-BACKED SECURITIES (40.5%)* cont.	Principal amount	Value

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.728s, 2035	$13,452,298	$901,724
Ser. 01-2, IO, 0.211s, 2032	1,070,888	4,587

HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s, 2035
(Cayman Islands) (In default)	409,597	7,373

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
6.111s, 2037	16,865,640	7,926,851

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.632s, 2037	10,692,578	5,737,383

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 6.155s, 2036	3,933,081	1,705,304
FRB Ser. 07-AR15, Class 1A1, 6.093s, 2037	6,912,279	3,179,648
FRB Ser. 07-AR9, Class 2A1, 5.889s, 2037	7,126,804	3,349,598
FRB Ser. 05-AR31, Class 3A1, 5.574s, 2036	13,132,226	6,172,146
FRB Ser. 07-AR11, Class 1A1, 5.456s, 2037	5,254,158	1,891,497

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.939s, 2036	4,892,979	2,397,560
FRB Ser. 06-A6, Class 1A1, 0.682s, 2036	6,039,985	2,470,819

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.062s, 2051	1,784,000	635,819
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	8,677,000	5,761,975
FRB Ser. 07-LD11, Class A3, 5.819s, 2049	1,878,000	1,204,334
Ser. 07-CB20, Class A3, 5.863s, 2051	3,771,000	2,525,023
Ser. 08-C2, Class X, IO, 0.482s, 2051 F	261,181,903	3,369,154

JPMorgan Chase Commercial Mortgage Securities Corp.
144A Ser. 07-CB20, Class X1, IO, 0.073s, 2051 F	279,973,490	1,937,466

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,960,723	377,010
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	2,191,700

LB-UBS Commercial Mortgage Trust Ser. 07-C7, Class XW, IO,
0.373s, 2045	273,226,019	4,091,915

Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3, 36.949s, 2037	2,930,267	2,930,267
IFB Ser. 07-5, Class 8A2, IO, 7.198s, 2036	5,070,631	386,159
IFB Ser. 07-4, Class 3A2, IO, 6.678s, 2037	4,440,169	310,148
IFB Ser. 06-5, Class 2A2, IO, 6.628s, 2036	9,957,248	796,580
IFB Ser. 07-2, Class 2A13, IO, 6.168s, 2037	8,086,077	646,886
IFB Ser. 06-9, Class 2A2, IO, 6.098s, 2037	9,575,869	645,373
IFB Ser. 06-7, Class 2A4, IO, 6.028s, 2036	16,977,971	1,188,458
IFB Ser. 06-7, Class 2A5, IO, 6.028s, 2036	15,956,651	1,156,857
IFB Ser. 06-6, Class 1A2, IO, 5.978s, 2036	6,560,135	508,410
IFB Ser. 06-6, Class 1A3, IO, 5.978s, 2036	9,757,947	756,241

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040 (Canada)	4,511,500	406,035
Ser. 04-1A, Class K, 5.45s, 2040 (Canada)	1,653,000	132,240
Ser. 04-1A, Class L, 5.45s, 2040 (Canada)	752,500	52,675

MASTR Alternative Loans Trust Ser. 06-3, Class 1A1, 6 1/4s, 2036	4,179,926	2,126,538

Merrill Lynch Capital Funding Corp. Ser. 06-4, Class XC, IO,
0.148s, 2049	200,732,025	1,704,797

MORTGAGE-BACKED SECURITIES (40.5%)* cont.	Principal amount		Value

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.271s, 2035		$810,523	$577,293
Ser. 96-C2, Class JS, IO, 2.27s, 2028		5,924,291	201,663

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.829s, 2050		1,006,000	619,050
FRB Ser. 07-C1, Class A2, 5.725s, 2050		5,000,000	3,685,201

Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A2, 5.92s, 2049		1,229,000	784,708

Mezz Cap Commercial Mortgage Trust Ser. 07-C5, Class X,
3.785s, 2017		11,168,784	1,116,878

Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1, Class X,
IO, 8.006s, 2037		7,655,418	1,033,481

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043		2,439,000	1,786,592
FRB Ser. 07-IQ14, Class AM, 5.691s, 2049		490,000	147,000

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7,
5.124s, 2039		13,869,752	832,185

Morgan Stanley Mortgage Loan Trust Ser. 05-5AR, Class 2A1,
4.82s, 2035		6,496,484	3,248,242

Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.097s, 2030		2,378,284	1,426,970
Ser. 97-MC2, Class X, IO, 1.215s, 2012 F		19,164	1

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2010		880,000	276,055

Residential Asset Securitization Trust
IFB Ser. 07-A3, Class 2A2, IO, 6.168s, 2037		18,408,725	1,334,633
Ser. 07-A5, Class 2A3, 6s, 2037		13,240,728	6,885,179

SBA CMBS Trust 144A Ser. 05-1A, Class E, 6.706s, 2035		1,580,000	1,343,000

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018		1,339,000	736,450
Ser. 03-1A, Class N, 5s, 2018		1,590,000	810,900
Ser. 04-1A, Class M, 5s, 2018		1,438,000	704,620
Ser. 04-1A, Class N, 5s, 2018		1,371,000	562,110

Structured Adjustable Rate Mortgage Loan Trust FRB Ser. 06-9,
Class 1A1, 5.674s, 2036		4,499,677	2,041,392

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.728s, 2037		18,772,995	1,361,042
Ser. 07-4, Class 1A4, IO, 1s, 2037		19,519,497	398,783

Structured Asset Securities Corp. 144A Ser. 07-RF1, Class 1A, IO,
5.299s, 2037		20,188,871	1,312,277

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s, 2014 (United Kingdom)	GBP	1,094,530	1,146,096
FRB Ser. 05-CT1A, Class D, 7.095s, 2014 (United Kingdom)	GBP	2,491,896	1,536,982

Ursus EPC 144A
FRB Ser. 1-A, Class D, 6.938s, 2012 (Ireland)	GBP	1,475,653	529,169
Ser. 1-A, Class X1, IO, 4.925s, 2012 (Ireland)	GBP	5,000	28,372

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043		$11,512,000	8,614,442
Ser. 07-C34, IO, 0.355s, 2046		75,993,131	1,180,770

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 3.856s, 2018		3,292,000	823,000

MORTGAGE-BACKED SECURITIES (40.5%)* cont.	Principal amount		Value

Wells Fargo Alternative Loan Trust FRB Ser. 07-PA6, Class A1,
6.599s, 2037		$31,934,868	$16,362,878

Wells Fargo Mortgage Backed Securities Trust Ser. 05-AR13,
Class 1A4, IO, 0.742s, 2035		52,886,098	330,538

Total mortgage-backed securities (cost $623,611,390)			$538,706,548

CORPORATE BONDS AND NOTES (26.0%)*	Principal amount		Value

Basic materials (1.2%)
Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	819,000	$748,064

Builders FirstSource, Inc. company guaranty sr. sec. notes
FRN 5.484s, 2012		$1,195,000	167,300

Clondalkin Acquisition BV 144A company guaranty sr. sec. notes
FRN 3.32s, 2013 (Netherlands)		885,000	555,338

Compass Minerals International, Inc. sr. disc. notes Ser. B, 12s, 2013		856,000	892,380

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 3/8s, 2017		3,442,000	3,192,455

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 1/4s, 2015		1,722,000	1,640,205

Georgia-Pacific Corp. debs. 9 1/2s, 2011		239,000	238,701

Georgia-Pacific Corp. notes 8 1/8s, 2011		230,000	228,563

Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		2,431,000	2,434,039

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty 9 3/4s, 2014		339,000	74,580

Momentive Performance Materials, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2014		1,114,000	328,630

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016		951,000	931,980

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 3/8s, 2014		574,000	562,520

NewPage Corp. company guaranty 10s, 2012		517,000	179,658

NewPage Holding Corp. sr. unsec. unsub. notes FRN
10.265s, 2013 ‡‡		384,864	7,697

Novelis, Inc. company guaranty 7 1/4s, 2015		701,000	280,400

Rockwood Specialties Group, Inc. company guaranty 7 5/8s, 2014	EUR	1,145,000	1,132,903

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015		$3,667,000	2,484,393

Steel Dynamics, Inc. 144A sr. notes 7 3/4s, 2016		706,000	483,610

			16,563,416
Capital goods (1.3%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		394,000	374,300

Berry Plastics Corp. company guaranty sr. notes FRN 5.844s, 2015		2,695,000	1,953,875

Bombardier, Inc. 144A sr. unsec. notes FRN 5.084s, 2013 (Canada)	EUR	506,000	435,132

Bombardier, Inc. 144A unsec. notes 6 3/4s, 2012 (Canada)		$7,295,000	5,799,525

Crown Americas, LLC/Crown Americas Capital Corp. sr. notes
7 5/8s, 2013		2,057,000	2,064,714

General Cable Corp. company guaranty sr. unsec. notes FRN
3.81s, 2015		850,000	601,375

Hawker Beechcraft Acquisition Co., LLC sr. sub. notes 9 3/4s, 2017		1,066,000	181,220

Hexcel Corp. sr. sub. notes 6 3/4s, 2015		159,000	134,355

L-3 Communications Corp. company guaranty sr. unsec. sub. notes
6 1/8s, 2014		3,102,000	2,931,390

CORPORATE BONDS AND NOTES (26.0%)* cont.	Principal amount	Value

Capital goods cont.
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	$2,734,000	$2,302,455

Ryerson Tull, Inc. 144A sec. notes 12 1/4s, 2015	2,012,000	1,141,810

		17,920,151
Communication services (2.3%)
American Tower Corp. sr. unsec. notes 7s, 2017	1,730,000	1,704,050

Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	774,000	752,715

CCH I Holdings, LLC company guaranty 12 1/8s, 2015	246,000	2,460

CCH I, LLC sec. notes 11s, 2015	777,000	83,528

CCH II, LLC sr. unsec. notes 10 1/4s, 2010	306,000	275,400

CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010	2,677,000	2,382,530

Centennial Cellular Operating Co., LLC company guaranty
10 1/8s, 2013	790,000	817,650

Cincinnati Bell, Inc. company guaranty 7s, 2015	1,294,000	1,190,480

Cricket Communications, Inc. company guaranty 9 3/8s, 2014	1,765,000	1,681,163

Cricket Communications, Inc. 144A company guaranty sr. notes
10s, 2015	2,065,000	1,987,563

CSC Holdings, Inc. sr. notes 6 3/4s, 2012	2,150,000	2,069,375

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s, 2015 (Jamaica)	1,095,000	706,275

Inmarsat Finance PLC company guaranty 10 3/8s, 2012
(United Kingdom)	4,551,000	4,664,775

iPCS, Inc. company guaranty sr. sec. notes FRN 3.295s, 2013	575,000	431,250

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
9 1/4s, 2014	370,000	358,900

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014	2,985,000	2,582,025

Qwest Corp. sr. unsec. notes 7 1/2s, 2014	610,000	555,100

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	4,691,000	4,632,363

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	1,375,000	907,500

Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	1,852,000	1,852,000

West Corp. company guaranty 9 1/2s, 2014	528,000	367,620

		30,004,722
Consumer cyclicals (4.3%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	3,678,000	2,022,900

AMC Entertainment, Inc. company guaranty 11s, 2016	1,152,000	1,048,320

AMC Entertainment, Inc. sr. sub. notes 8s, 2014	948,000	777,360

Avis Budget Car Rental, LLC company guaranty 7 3/4s, 2016	1,280,000	320,000

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	720,000	122,400

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	1,325,000	768,500

CanWest Media, Inc. company guaranty 8s, 2012 (Canada)
(In default)	1,453,443	283,421

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016	1,145,000	642,631

Clear Channel Communications, Inc. sr. unsec. notes 7.65s, 2010	1,898,000	600,243

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	263,000	39,450

D.R. Horton, Inc. sr. notes 7 7/8s, 2011	3,460,000	3,321,600

DIRECTV Holdings, LLC company guaranty 6 3/8s, 2015	4,223,000	3,980,178

DIRECTV Holdings, LLC company guaranty sr. unsec. notes
7 5/8s, 2016	588,000	576,240

Echostar DBS Corp. company guaranty 6 5/8s, 2014	6,614,000	5,919,530

CORPORATE BONDS AND NOTES (26.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
FelCor Lodging LP company guaranty 9s, 2011 R	$3,792,000	$2,275,200

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011	3,013,000	2,297,413

Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s, 2010	1,539,000	1,246,590

Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009	883,000	791,919

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)	810,000	733,892

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN Ser. B,
5.698s, 2014	235,000	156,275

Host Marriott LP sr. notes Ser. M, 7s, 2012 R	4,015,000	3,392,675

Jostens IH Corp. company guaranty 7 5/8s, 2012	4,138,000	3,920,755

Lamar Media Corp. sr. unsec. sub. notes Ser. C, 6 5/8s, 2015	31,000	22,320

Lender Processing Services, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2016	3,942,000	3,912,435

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	1,320,000	1,023,000

Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015	3,326,000	2,860,360

Liberty Media, LLC sr. notes 5.7s, 2013	613,000	455,057

Liberty Media, LLC sr. unsec. notes 7 7/8s, 2009	758,000	727,945

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s, 2015	1,765,000	300,050

Meritage Homes Corp. company guaranty 6 1/4s, 2015	292,000	179,580

Meritage Homes Corp. sr. notes 7s, 2014	332,000	212,480

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	860,000	352,600

MGM Mirage, Inc. company guaranty 6s, 2009	3,314,000	1,789,560

Nielsen Finance LLC/Nielsen Finance Co. company guaranty
10s, 2014	750,000	645,000

Nielsen Finance LLC/Nielsen Finance Co. company guaranty
sr. unsec. sub. disc. notes stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††	1,752,000	727,080

NTK Holdings, Inc. sr. unsec. disc. notes stepped-coupon zero %
(10 3/4s, 9/1/09), 2014 ††	794,000	47,640

Oxford Industries, Inc. sr. notes 8 7/8s, 2011	2,254,000	1,645,420

Pinnacle Entertainment, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2015	1,295,000	802,900

Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	1,386,000	1,212,750

Pulte Homes, Inc. company guaranty 7 7/8s, 2011	3,293,000	3,161,280

R.H. Donnelley Corp. sr. unsec. notes 6 7/8s, 2013	5,000	275

R.H. Donnelley, Inc. 144A company guaranty sr. unsec. notes
11 3/4s, 2015	387,000	50,310

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014 R	1,286,000	360,080

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	525,000	192,938

Station Casinos, Inc. sr. notes 6s, 2012 (In default)	2,191,000	547,750

Tenneco, Inc. sr. unsec. notes company guaranty 8 1/8s, 2015	757,000	151,400

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sec. notes 10s, 2013	567,000	236,723

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub. notes 8 1/2s, 2014	1,976,000	197,600

Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015
(In default) †	517,000	41,360

Young Broadcasting, Inc. company guaranty sr. unsec. sub. notes
10s, 2011 (In default) †	966,000	106

Young Broadcasting, Inc. company guaranty sr. sub. notes 8 3/4s,
2014 (In default) †	331,000	166

		57,093,657

CORPORATE BONDS AND NOTES (26.0%)* cont.	Principal amount		Value

Consumer staples (0.7%)
Archibald Candy Corp. company guaranty 10s, 2009 (In default) F †		$574,508	$8,872

Dean Foods Co. company guaranty 7s, 2016		1,000	950

Del Monte Corp. sr. sub. notes 8 5/8s, 2012		3,605,000	3,623,025

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012		2,069,000	1,975,895

Rite Aid Corp. company guaranty 9 1/2s, 2017		1,114,000	256,220

Rite Aid Corp. sec. notes 7 1/2s, 2017		1,275,000	656,625

Sara Lee Corp. sr. unsec. unsub. notes 6 1/4s, 2011		1,340,000	1,397,258

United Rentals NA, Inc. company guaranty 6 1/2s, 2012		1,020,000	816,000

			8,734,845
Energy (5.1%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013		5,575,000	5,101,125

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017		1,310,000	451,950

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013		5,575,000	5,101,125

Complete Production Services, Inc. company guaranty 8s, 2016		2,195,000	1,393,825

Comstock Resources, Inc. sr. notes 6 7/8s, 2012		3,895,000	3,388,650

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s, 2015
(Canada)		945,000	297,675

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015		1,295,000	1,126,650

Dong Energy A/S jr. unsec. sub. notes FRN 5 1/2s, 2035 (Denmark)	EUR	819,000	828,925

Forest Oil Corp. sr. notes 8s, 2011		$3,730,000	3,580,800

Gaz Capital for Gazprom 144A sr. unsec. notes 7.288s, 2037
(Luxembourg)		1,280,000	825,600

Gaz Capital SA sr. unsec. notes 7.288s, 2037 (Luxembourg)		1,810,000	1,167,450

Gaz Capital SA 144A company guaranty sr. unsec. bond 8.146s,
2018 (Luxembourg)		740,000	598,194

Gaz Capital SA 144A company guaranty sr. unsec. bond 7.343s,
2013 (Luxembourg)		800,000	704,400

Gaz Capital SA 144A sr. unsec. 6.51s, 2022 (Luxembourg)		1,090,000	703,050

Harvest Operations Corp. sr. notes 7 7/8s, 2011		4,610,000	3,146,325

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016		1,745,000	1,029,550

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014		4,355,000	3,309,800

Key Energy Services, Inc. company guaranty sr. unsec. unsub. notes
8 3/8s, 2014		825,000	519,750

Lukoil International Finance 144A company guaranty 6.656s,
2022 (Russia)		2,380,000	1,737,400

Lukoil International Finance 144A company guaranty 6.356s,
2017 (Russia)		1,150,000	862,500

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014		2,650,000	2,398,250

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013		1,327,000	1,074,870

Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011		1,896,761	1,931,641

Pacific Energy Partners/Pacific Energy Finance Corp. sr. notes
7 1/8s, 2014		2,625,000	2,431,855

Peabody Energy Corp. company guaranty 7 3/8s, 2016		5,820,000	5,761,800

Pemex Project Funding Master Trust company guaranty sr. unsec.
unsub. bonds 6 5/8s, 2035 (Mexico)		1,140,000	815,100

Pemex Project Funding Master Trust company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)		1,500,000	1,050,000

CORPORATE BONDS AND NOTES (26.0%)* cont.	Principal amount		Value

Energy cont.
Pemex Project Funding Master Trust company guaranty unsec.
unsub. notes 5 3/4s, 2018 (Mexico)		$1,425,000	$1,189,875

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013		742,000	712,320

Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)		3,200,000	3,328,000

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes 6s,
2022 (Trinidad)		2,395,000	1,713,551

Petroleum Development Corp. company guaranty sr. unsec. notes
12s, 2018		1,070,000	706,200

Petroplus Finance, Ltd. company guaranty 6 3/4s, 2014 (Bermuda)		1,440,000	1,065,600

Plains Exploration & Production Co. company guaranty 7 3/4s, 2015		535,000	460,100

Plains Exploration & Production Co. company guaranty 7s, 2017		580,000	461,100

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014		2,215,000	2,181,775

Range Resources Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		1,090,000	991,900

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018		1,530,000	1,124,550

Williams Cos., Inc. (The) notes 7 3/4s, 2031		1,140,000	923,400

Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019		1,309,000	1,223,915

			67,420,546
Financials (4.9%)
Banco Do Brasil 144A sr. unsec. 4.011s, 2017 (Brazil)	BRL	2,155,000	808,867

Bosphorus Financial Services, Ltd. 144A sr. notes FRN 3.034s, 2012		$7,724,250	6,646,099

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
7 3/4s, 2010		272,000	228,513

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
7s, 2012		212,000	146,433

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 7/8s, 2012		1,379,000	926,095

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 7/8s, 2011		237,000	168,417

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2012		1,304,000	874,762

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes FRN
3.461s, 2014		168,000	84,000

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037		765,000	530,616

HSBC Capital Funding LP/ Jersey Channel Islands company guaranty
sub. FRB 5.13s, 2049 (United Kingdom)	EUR	1,092,000	664,086

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015		$375,000	178,125

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014		270,000	170,775

JPMorgan Chase & Co. 144A sr. unsec. notes FRN 6.46s, 2017		2,500,000	1,768,500

JPMorgan Chase & Co. 144A sr. unsec. unsub. notes FRN
17.67s, 2011	RUB	102,000,000	3,347,538

JPMorgan Chase & Co. 144A unsec. unsub. notes 0.154s, 2012	INR	76,000,000	1,326,104

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		$530,000	419,363

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		1,024,000	701,440

Liberty Mutual Insurance 144A notes 7.697s, 2097		2,900,000	1,693,365

Merrill Lynch & Co., Inc. notes FRN Ser. MTN, 1.359s, 2011		1,500,000	1,253,283

CORPORATE BONDS AND NOTES (26.0%)* cont.	Principal amount		Value

Financials cont.
MetLife Capital Trust X 144A collateral trust FRB 9 1/4s, 2068		$935,000	$506,101

Morgan Stanley sr. unsec. bonds 4.151s, 2017	BRL	7,331,000	2,039,917

RSHB Capital SA for OJSC Russian Agricultural Bank notes 6.299s,
2017 (Russia)		$2,740,000	1,896,354

RSHB Capital SA for OJSC Russian Agricultural Bank sub. bonds
FRB 6.97s, 2016 (Russia)		1,000,000	626,580

Russian Agricultural Bank 144A notes 7 3/4s, 2018 (Russia)		1,890,000	1,348,137

Russian Agricultural Bank 144A notes 7 1/8s, 2014 (Russia)		1,800,000	1,396,800

UBS Luxembourg SA for Sberbank sub. bonds stepped-coupon
6.23s (7.429s, 2/11/10), 2015 (Russia) ††		2,850,000	2,077,508

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN
5.113s, 2014		245,000	115,150

VTB Capital SA bonds 6 1/4s, 2035 (Russia)		7,596,000	5,089,320

VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		3,035,000	2,033,450

VTB Capital SA 144A notes 7 1/2s, 2011 (Russia)		4,646,000	4,274,320

VTB Capital SA 144A notes 6 7/8s, 2018 (Russia)		3,261,000	2,445,750

VTB Capital SA 144A sec. notes 6.609s, 2012 (Russia)		18,369,000	14,756,001

VTB Capital SA (Vneshtorgbank) loan participation notes
stepped-coupon 6.315s (7.815s, 2/4/10), 2015 (Russia) ††		6,175,000	3,988,741

			64,530,510
Government (0.1%)
Pemex Finance, Ltd. bonds 9.69s, 2009 (Mexico)		704,500	708,167

Petroleos Mexicanos 144A notes 8s, 2019 (Mexico)		1,063,000	1,036,425

			1,744,592
Health care (2.6%)
Community Health Systems, Inc. company guaranty 8 7/8s, 2015		2,650,000	2,504,250

DaVita, Inc. company guaranty 6 5/8s, 2013		1,134,000	1,099,980

Elan Finance PLC/Elan Finance Corp. company guaranty 7 3/4s,
2011 (Ireland)		920,000	780,850

HCA, Inc. sr. sec. notes 9 1/4s, 2016		2,730,000	2,484,300

HCA, Inc. sr. sec. notes 9 1/8s, 2014		1,204,000	1,131,760

HCA, Inc. sr. unsec. notes 6 3/8s, 2015		1,766,000	1,156,730

HCA, Inc. sr. unsec. notes 5 3/4s, 2014		1,985,000	1,300,175

Omnicare, Inc. company guaranty 6 3/4s, 2013		1,210,000	1,098,075

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		3,350,000	3,010,813

Select Medical Corp. company guaranty 7 5/8s, 2015		2,678,000	1,734,005

Service Corporation International debs. 7 7/8s, 2013		465,000	444,075

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		3,922,000	3,314,090

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		1,210,000	617,100

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡		760,000	440,800

Tenet Healthcare Corp. sr. unsec. notes 7 3/8s, 2013		2,140,000	1,701,300

Tenet Healthcare Corp. 144A company guaranty sr. sec. notes
10s, 2018		1,394,000	1,348,695

Tenet Healthcare Corp. 144A company guaranty sr. sec. notes
9s, 2015		1,394,000	1,345,210

US Oncology, Inc. company guaranty 9s, 2012		3,430,000	3,327,100

Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014		2,101,000	1,854,133

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R		2,840,000	2,832,900

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R		1,350,000	1,201,500

			34,727,841

CORPORATE BONDS AND NOTES (26.0%)* cont.	Principal amount		Value

Technology (0.8%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012		$2,334,000	$1,239,938

Avago Technologies Finance company guaranty 10 1/8s, 2013
(Singapore)		380,000	338,200

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		1,248,000	524,160

Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015		685,000	397,300

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
8 7/8s, 2014		2,257,000	473,970

Freescale Semiconductor, Inc. company guaranty sr. unsec. sub.
notes 10 1/8s, 2016		59,000	10,620

Iron Mountain, Inc. company guaranty 8 5/8s, 2013		4,018,000	4,038,090

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020		2,300,000	2,144,750

New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands) (In default) †		81,000	1,215

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016		586,000	205,100

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013		1,906,000	1,658,220

Travelport LLC company guaranty 9 7/8s, 2014		763,000	301,385

			11,332,948
Utilities and power (2.7%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		565,000	484,488

AES Corp. (The) 144A sec. notes 8 3/4s, 2013		1,657,000	1,623,860

Allegheny Energy Supply 144A sr. unsec. bond 8 1/4s, 2012		757,000	765,644

CMS Energy Corp. sr. notes 7 3/4s, 2010		1,225,000	1,216,158

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)		2,495,000	1,954,528

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		654,000	497,040

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		305,000	240,950

Edison Mission Energy sr. unsec. notes 7.2s, 2019		1,125,000	781,875

Edison Mission Energy sr. unsec. notes 7s, 2017		90,000	65,700

El Paso Natural Gas Co. debs. 8 5/8s, 2022		1,315,000	1,262,400

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		3,632,000	3,050,880

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016		490,000	433,650

Kinder Morgan, Inc. sr. notes 6 1/2s, 2012		6,397,000	5,949,210

NRG Energy, Inc. sr. notes 7 3/8s, 2016		1,015,000	943,950

Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010		4,695,000	4,841,719

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
7.2s, 2011		1,165,000	1,104,836

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
7s, 2012		1,500,000	1,385,757

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015		221,000	184,980

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7 1/2s, 2017		1,052,000	1,013,224

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028		520,000	442,342

Transcontinental Gas Pipeline Corp. sr. unsec. debs. 7 1/4s, 2026		2,735,000	2,586,665

Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011		61,000	59,912

Vattenfall Treasury AB company guaranty jr. unsec. sub. bonds FRB
5 1/4s, 2049 (Sweden)	EUR	819,000	874,130

Veolia Environnement sr. unsub. notes Ser. EMTN, 5 3/8s,
2018 (France)	EUR	3,125,000	3,999,532

			35,763,430
Total corporate bonds and notes (cost $438,906,539)			$345,836,658

ASSET-BACKED SECURITIES (10.4%)*	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 1.212s, 2035	$365,709	$180,606
FRB Ser. 05-4, Class A2C, 0.732s, 2035	141,437	116,254

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.672s, 2036	478,000	148,258
FRB Ser. 06-HE3, Class A2C, 0.672s, 2036	429,000	168,537

Ameriquest Mortgage Securities, Inc. FRB Ser. 03-8, Class M2,
2.272s, 2033	907,608	240,264

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	2,906,000	406,840
Ser. 04-1A, Class E, 6.42s, 2039	1,768,000	229,840

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.792s, 2033	109,276	12,881
FRB Ser. 06-W4, Class A2C, 0.682s, 2036	761,000	367,282

Asset Backed Funding Certificates FRB Ser. 04-OPT2, Class M2,
1.522s, 2033	866,151	539,992

Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 0.712s, 2036	125,636	72,479
FRB Ser. 06-HE4, Class A5, 0.682s, 2036	470,304	286,036

Aviation Capital Group Trust 144A FRB Ser. 03-2A, Class G1,
1.245s, 2033	1,775,885	479,489

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 3.772s, 2034	763,088	444,240
FRB Ser. 06-PC1, Class M9, 2.272s, 2035 F	885,000	8,829
FRB Ser. 05-HE1, Class M3, 1.452s, 2035	1,007,000	464,623

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	4,316,031	1,911,945
Ser. 00-A, Class A2, 7.575s, 2030	929,723	405,719
Ser. 99-B, Class A4, 7.3s, 2016	4,666,500	1,894,678
Ser. 99-B, Class A3, 7.18s, 2015	6,912,304	2,857,125

Capital Auto Receivables Asset Trust 144A Ser. 06-1, Class D,
7.16s, 2013	1,000,000	687,695

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-OPT1, Class M1,
0.942s, 2035	212,735	112,394

Conseco Finance Securitizations Corp.
FRB Ser. 01-4, Class M1, 2.247s, 2033	2,391,000	392,973
Ser. 00-4, Class A6, 8.31s, 2032	22,668,344	11,787,539
Ser. 00-5, Class A7, 8.2s, 2032	492,000	292,293
Ser. 00-1, Class A5, 8.06s, 2031	3,207,803	1,776,786
Ser. 00-4, Class A5, 7.97s, 2032	1,315,753	747,201
Ser. 01-3, Class M2, 7.44s, 2033	302,066	14,394
Ser. 01-4, Class A4, 7.36s, 2033	1,389,405	1,028,777
Ser. 00-6, Class A5, 7.27s, 2031	497,131	343,058
Ser. 01-3, Class A4, 6.91s, 2033	9,016,893	6,283,917

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 1.042s, 2035	226,000	157,846
FRB Ser. 05-14, Class 3A2, 0.762s, 2036	104,580	82,282

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038	3,427,000	1,028,100

Equifirst Mortgage Loan Trust FRB Ser. 05-1, Class M5, 1.192s, 2035	410,000	56,294

First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF7, Class 2A3, 0.672s, 2036	790,000	286,375

ASSET-BACKED SECURITIES (10.4%)* cont.	Principal amount		Value

Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2, 2.311s, 2038
(Cayman Islands)		$1,229,000	$24,580

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.852s, 2036		1,107,000	564,956
FRB Ser. 06-2, Class 2A3, 0.692s, 2036		1,320,000	731,765

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.522s, 2037		614,000	184,200

Gears Auto Owner Trust 144A Ser. 05-AA, Class E1, 8.22s, 2012		3,514,000	2,866,005

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.589s, 2043 F	GBP	4,838,514	832,844
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 F	EUR	10,080,000	1,606,470

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$6,428,633	5,078,620
Ser. 94-4, Class B2, 8.6s, 2019		2,667,897	1,574,059
Ser. 93-1, Class B, 8.45s, 2018		1,724,695	1,291,476
Ser. 99-5, Class A5, 7.86s, 2030		24,776,367	15,641,321
Ser. 96-8, Class M1, 7.85s, 2027		2,979,000	1,344,561
Ser. 95-8, Class B1, 7.3s, 2026		2,796,090	1,660,008
Ser. 95-4, Class B1, 7.3s, 2025		2,737,142	1,643,237
Ser. 95-F, Class B2, 7.1s, 2021		289,772	220,153
Ser. 99-3, Class A7, 6.74s, 2031		3,652,132	3,046,543

Green Tree Home Improvement Loan Trust Ser. 95-D, Class B2,
7.45s, 2025		220,795	164,419

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		12,076,822	7,778,730
Ser. 99-5, Class M1A, 8.3s, 2026		343,000	161,210
Ser. 99-5, Class A4, 7.59s, 2028		203,866	179,265

GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011 F		2,613,124	2,482,505

GSAMP Trust FRB Ser. 06-HE5, Class A2C, 0.672s, 2036		1,965,000	761,995

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2.522s, 2030 (Cayman Islands)		2,453,000	147,180
FRB Ser. 05-1A, Class E, 2.322s, 2030 (Cayman Islands)		537,087	134,272

High Income Trust Securities 144A FRB Ser. 03-1A, Class A,
1.741s, 2036		300,258	111,095

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4, 0.852s, 2036		551,000	315,687

JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11, 2.772s, 2035 F		690,000	13,085
FRB Ser. 06-FRE1, Class A4, 0.812s, 2035		470,000	161,367

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.523s, 2036		11,120,000	889,600
FRB Ser. 02-1A, Class FFL, 3.272s, 2037		7,500,000	1,500,000

Local Insight Media Finance, LLC Ser. 07-1W, Class A1,
5.53s, 2012 F		7,445,187	3,238,656

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 1.142s, 2035		1,150,000	383,706
FRB Ser. 06-4, Class 2A4, 0.782s, 2036		532,000	147,134
FRB Ser. 06-1, Class 2A3, 0.712s, 2036		533,451	285,554

Madison Avenue Manufactured Housing Contract FRB Ser. 02-A,
Class B1, 3.772s, 2032		6,357,565	3,260,910

MASTR Asset Backed Securities Trust FRB Ser. 06-FRE2, Class A4,
0.672s, 2036		278,000	147,024

Mid-State Trust Ser. 11, Class B, 8.221s, 2038		963,331	720,908

ASSET-BACKED SECURITIES (10.4%)* cont.	Principal amount	Value

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 3.722s, 2034	$521,150	$41,324
FRB Ser. 05-HE2, Class M5, 1.202s, 2035	720,000	464,957
FRB Ser. 05-HE1, Class M3, 1.042s, 2034	720,000	440,263
FRB Ser. 06-NC4, Class M2, 0.822s, 2036	1,007,000	13,783

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 1A, Class C1A, 4.261s,
2038 (Cayman Islands)	2,000,000	605,000

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	222,402	201,149
Ser. 04-B, Class C, 3.93s, 2012 F	338,019	289,716

Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95, 2.319s, 2013
(Cayman Islands) F g	2,028,770	436,910
limited recourse sec. notes Ser. 97, 1.105s, 2013
(Cayman Islands) F g	2,649,208	439,300

New Century Home Equity Loan Trust FRB Ser. 03-4, Class M3,
2.572s, 2033	55,753	26,237

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.682s, 2036	663,000	267,686
FRB Ser. 06-2, Class A2C, 0.672s, 2036	663,000	363,273

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	1,156,956	404,935
Ser. 99-D, Class A1, 7.84s, 2029	6,164,086	3,205,325
Ser. 02-B, Class A4, 7.09s, 2032	2,563,877	1,642,908
Ser. 99-B, Class A4, 6.99s, 2026	6,682,773	4,376,207
Ser. 01-D, Class A4, 6.93s, 2031	156,282	87,210
Ser. 01-C, Class A2, 5.92s, 2017	8,097,487	2,890,924
Ser. 02-C, Class A1, 5.41s, 2032	9,185,963	4,776,701
Ser. 01-C, Class A1, 5.16s, 2012	725,534	261,593
Ser. 01-E, Class A2, 5.05s, 2019	5,715,629	3,227,387
Ser. 02-A, Class A2, 5.01s, 2020	400,348	245,930

Oakwood Mortgage Investors, Inc. 144A
FRB Ser. 01-B, Class A2, 0.836s, 2018	250,231	152,449
Ser. 01-B, Class A4, 7.21s, 2030	587,825	399,141

Park Place Securities, Inc. FRB Ser. 05-WCH1, Class M4,
1.352s, 2036	465,000	47,629

People’s Financial Realty Mortgage Securities Trust FRB Ser. 06-1,
Class 1A2, 0.652s, 2036	1,065,000	532,826

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.712s, 2036	504,977	388,151
FRB Ser. 07-RZ1, Class A2, 0.682s, 2037	657,000	289,392

Residential Asset Securities Corp. FRB Ser. 05-EMX1, Class M2,
1.252s, 2035	1,635,000	1,089,064

SAIL Net Interest Margin Notes 144A Ser. 04-4A, Class B, 7 1/2s,
2034 (In default) †	73,702	1

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 1.172s, 2035	720,000	40,089
FRB Ser. 07-NC2, Class A2B, 0.662s, 2037	616,000	219,800
FRB Ser. 07-BR5, Class A2A, 0.652s, 2037	2,998,535	1,829,106
FRB Ser. 07-BR4, Class A2A, 0.612s, 2037	2,479,130	1,507,361

ASSET-BACKED SECURITIES (10.4%)* cont.	Principal amount		Value

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 0.732s, 2036		$1,124,000	$313,740
FRB Ser. 06-FRE1, Class A2B, 0.702s, 2036		542,000	262,418

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.692s, 2036		532,000	304,464
FRB Ser. 06-3, Class A3, 0.682s, 2036		1,974,000	1,054,917

Soundview Home Equity Loan Trust 144A FRB Ser. 05-4,
Class M10, 3.022s, 2036 F		375,700	1,908

South Coast Funding 144A FRB Ser. 3A, Class A2, 2.441s, 2038		2,070,000	20,700

Structured Asset Investment Loan Trust FRB Ser. 06-BNC2,
Class A6, 0.782s, 2036		532,000	17,348

Structured Asset Receivables Trust 144A FRB Ser. 05-1,
1.633s, 2015		10,798,210	6,154,980

Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A, IO,
6.1s, 2028		242,031	22,161

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		3,688,000	461,000

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037		2,403,000	408,510

Wells Fargo Home Equity Trust FRB Ser. 07-1, Class A3,
0.842s, 2037		235,000	44,338

Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 2.059s, 2044 (Jersey)		1,277,534	153,304

Total asset-backed securities (cost $268,757,559)			$138,032,456

FOREIGN GOVERNMENT BONDS AND NOTES (8.1%)*	Principal amount		Value

Argentina (Republic of) bonds zero %, 2013		$1,585,000	$521,465

Argentina (Republic of) bonds Ser. $V, 10 1/2s, 2012	ARS	6,340,000	570,600

Argentina (Republic of) bonds FRB zero %, 2013		$6,903,000	2,260,733

Argentina (Republic of) notes Ser. $dis, 8.28s, 2033		4,938,193	1,283,930

Argentina (Republic of) sr. unsec. unsub. bonds FRB 1.683s, 2012		42,771,000	10,164,091

Banco Nacional de Desenvolvimento Economico e Social 144A
sr. unsec. notes 6.369s, 2018 (Brazil)		540,000	513,675

Brazil (Federal Republic of) bonds 6s, 2017		4,050,000	4,038,701

Canada (Government of) bonds Ser. WL43, 5 3/4s, 2029	CAD	1,550,000	1,602,241

Colombia (Republic of) notes 10s, 2012		$1,414,000	1,617,121

Colombia (Republic of) sr. notes 7 3/8s, 2019		1,250,000	1,246,875

Colombia (Republic of) unsec. unsub. bonds 7 3/8s, 2037		1,960,000	1,785,521

Ecuador (Republic of) unsec. bonds Ser. REGS, 12s, 2012
(In default)		8,727,936	2,317,878

Ecuador (Republic of) notes Ser. REGS 9 3/8s, 2015 (In default)		500,000	216,110

Export-Import Bank of Korea sr. unsub. notes 8 1/8s, 2014
(South Korea)		660,000	682,678

Indonesia (Republic of) 144A bonds 6 5/8s, 2037		3,255,000	2,206,109

Indonesia (Republic of) 144A sr. unsec. bonds 6 3/4s, 2014		1,310,000	1,214,711

Indonesia (Republic of) 144A sr. unsec. notes 11 5/8s, 2019		2,560,000	2,774,167

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 7 3/4s, 2038		1,875,000	1,443,750

Israel (State of) bonds 5 1/8s, 2019		1,900,000	1,910,640

Japan (Government of) 10 yr bonds Ser. 244, 1s, 2012	JPY	23,000,000	235,156

Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	599,500,000	6,669,710

Japan (Government of) CPI Linked bonds Ser. 12, 1.2s, 2017	JPY	998,034,400	8,577,274

FOREIGN GOVERNMENT BONDS AND NOTES (8.1%)* cont.	Principal amount	Value

Japan (Government of) CPI Linked bonds Ser. 8, 1s, 2016	JPY 3,566,714,000	$30,986,278

Korea Development Bank sr. notes 8s, 2014 (South Korea)	$1,290,000	1,326,988

Peru (Republic of) bonds 8 3/4s, 2033	2,510,000	2,810,472

Peru (Republic of) sr. unsec. notes 7 1/8s, 2019	2,718,000	2,754,014

Russia (Federation of) unsub. 5s, 2030	2,709,936	2,559,860

Turkey (Republic of) notes 7 1/2s, 2017	6,600,000	6,567,000

Ukraine (Government of) 144A sr. unsec. notes FRN 5.151s, 2009	1,500,000	1,245,000

United Mexican States bonds Ser. MTN, 8.3s, 2031	242,000	269,286

Venezuela (Republic of) unsec. note FRN Ser. REGS, 2.123s, 2011	3,250,000	2,325,375

Venezuela (Republic of) unsub. bonds 5 3/8s, 2010	3,166,000	2,717,473

Total foreign government bonds and notes (cost $130,445,673)		$107,414,882

SENIOR LOANS (7.8%)* [c]	Principal amount	Value

Basic materials (0.6%)
Georgia-Pacific, LLC bank term loan FRN Ser. B, 3.285s, 2013	$1,212,258	$1,066,409

Georgia-Pacific, LLC bank term loan FRN Ser. B2, 3.174s, 2012	617,411	543,129

Huntsman International, LLC bank term loan FRN Ser. B,
2.229s, 2012	6,043,333	3,961,743

NewPage Holding Corp. bank term loan FRN 4.812s, 2014	914,423	620,207

Novelis, Inc. bank term loan FRN Ser. B, 3.46s, 2014	914,203	568,634

Novelis, Inc. bank term loan FRN Ser. B, 3.46s, 2014	2,011,247	1,250,996

Rockwood Specialties Group, Inc. bank term loan FRN Ser. E,
2.229s, 2012	260,573	227,071

		8,238,189
Capital goods (0.7%)
Berry Plastics Holding Corp. bank term loan FRN 2.533s, 2015	588,000	392,196

Graham Packaging Co., LP bank term loan FRN 3.555s, 2011	387,133	329,366

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
1.359s, 2014	185,456	83,249

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
Ser. B, 2.801s, 2014	3,640,811	1,634,320

Hexcel Corp. bank term loan FRN Ser. B, 3.282s, 2012	1,791,350	1,576,388

Manitowoc Co., Inc. (The) bank term loan FRN Ser. B, 4.657s, 2014	2,812,950	1,993,678

Mueller Water Products, Inc. bank term loan FRN Ser. B,
2.907s, 2014	1,414,492	1,127,467

Polypore, Inc. bank term loan FRN Ser. B, 3.407s, 2014	1,025,489	748,607

Sensata Technologies BV bank term loan FRN 2.907s, 2013
(Netherlands)	1,305,193	546,876

Sequa Corp. bank term loan FRN 4.407s, 2014	1,371,696	744,145

Wesco Aircraft Hardware Corp. bank term loan FRN 2.73s, 2013	334,261	272,089

		9,448,381
Communication services (1.3%)
Cebridge Connections, Inc. bank term loan FRN 4.996s, 2014	1,760,000	1,139,600

Charter Communications Operating, LLC bank term loan FRN
8 1/2s, 2014	980,100	905,776

Charter Communications, Inc. bank term loan FRN 3.959s, 2014	900,000	566,719

Charter Communications, Inc. bank term loan FRN 3.157s, 2014	3,107,314	2,533,757

Fairpoint Communications, Inc. bank term loan FRN Ser. B,
5 3/4s, 2015	2,049,901	944,418

Intelsat Corp. bank term loan FRN Ser. B2, 3.925s, 2011	850,396	735,592

SENIOR LOANS (7.8%)* [c] cont.	Principal amount	Value

Communication services cont.
Intelsat Corp. bank term loan FRN Ser. B2-A, 3.925s, 2013	$850,657	$735,818

Intelsat Corp. bank term loan FRN Ser. B2-C, 3.925s, 2013	850,396	735,592

Intelsat, Ltd. bank term loan FRN 4.435s, 2014 (Bermuda)	1,987,780	1,448,595

Intelsat, Ltd. bank term loan FRN Ser. B, 3.657s, 2013 (Bermuda)	2,590,375	2,304,139

Level 3 Communications, Inc. bank term loan FRN 3.309s, 2014	618,000	463,964

Mediacom Communications Corp. bank term loan FRN Ser. C,
1.98s, 2015	1,826,302	1,512,786

Mediacom Communications Corp. bank term loan FRN Ser. D2,
2.23s, 2015	527,850	444,186

MetroPCS Wireless, Inc. bank term loan FRN 3.19s, 2013	1,033,048	937,778

PAETEC Holding Corp. bank term loan FRN Ser. B1, 2.979s, 2013	597,982	473,403

TW Telecom, Inc. bank term loan FRN Ser. B, 3.407s, 2013	782,644	700,466

West Corp. bank term loan FRN 2.89s, 2013	333,285	247,464

		16,830,053
Consumer cyclicals (2.3%)
Allison Transmission, Inc. bank term loan FRN Ser. B, 3.293s, 2014	1,639,157	1,081,388

Cenveo, Inc. bank term loan FRN Ser. C, 3.157s, 2014	934,439	630,747

Cenveo, Inc. bank term loan FRN Ser. DD, 3.157s, 2014	31,136	21,017

Cinemark USA, Inc. bank term loan FRN 2.385s, 2013	1,037,679	936,505

Citadel Communications bank term loan FRN Ser. B, 2.239s, 2014	705,000	248,865

Dana Corp. bank term loan FRN 7 1/4s, 2015	1,159,933	262,918

Dex Media West, LLC/Dex Media Finance Co. bank term loan FRN
Ser. B, 5.157s, 2014	1,235,000	553,691

DIRECTV Holdings, LLC bank term loan FRN 2.657s, 2013	1,081,906	1,033,389

GateHouse Media, Inc. bank term loan FRN 2.79s, 2014	885,000	167,413

GateHouse Media, Inc. bank term loan FRN Ser. B, 3.157s, 2014	2,337,717	442,219

GateHouse Media, Inc. bank term loan FRN Ser. DD, 3.157s, 2014	872,283	165,007

Golden Nugget, Inc. bank term loan FRN Ser. B, 2.52s, 2014	404,091	151,534

Golden Nugget, Inc. bank term loan FRN Ser. DD, 2.54s, 2014 U	230,909	86,591

Goodman Global Holdings, Inc. bank term loan FRN Ser. B,
6 1/2s, 2011	4,413,103	3,731,279

Goodyear Tire & Rubber Co. (The) bank term loan FRN
2.28s, 2010	5,008,860	3,476,464

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
4.16s, 2015	611,820	364,224

Isle of Capri Casinos, Inc. bank term loan FRN 3.209s, 2014	928,149	633,131

Isle of Capri Casinos, Inc. bank term loan FRN Ser. A, 3.209s, 2014	287,037	195,800

Isle of Capri Casinos, Inc. bank term loan FRN Ser. B, 3.209s, 2014	371,260	253,252

Lear Corp bank term loan FRN 3.754s, 2013	4,140,985	1,419,583

Michaels Stores, Inc. bank term loan FRN Ser. B, 2.758s, 2013	537,916	296,862

National Bedding Co. bank term loan FRN 2.565s, 2011	285,091	131,712

Navistar Financial Corp. bank term loan FRN 4.363s, 2012	894,133	695,189

Navistar International Corp. bank term loan FRN 3.729s, 2012	2,458,867	1,911,769

R.H. Donnelley, Inc. bank term loan FRN 6 3/4s, 2011	108,138	47,445

Reader’s Digest Association, Inc. (The) bank term loan FRN Ser. B,
3.157s, 2014	1,666,000	412,335

Realogy Corp. bank term loan FRN 0.346s, 2013 R	656,872	373,103

Realogy Corp. bank term loan FRN Ser. B, 4.157s, 2013 R	2,439,807	1,385,810

SENIOR LOANS (7.8%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Six Flags Theme Parks bank term loan FRN 3.022s, 2015	$2,299,893	$1,558,178

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default)	3,826,563	989,438

Tropicana Entertainment bank term loan FRN Ser. B, 6 1/2s, 2011	3,420,000	794,199

TRW Automotive, Inc. bank term loan FRN Ser. B, 2.063s, 2014	746,700	390,151

United Components, Inc. bank term loan FRN Ser. D, 3 1/4s, 2012	1,703,598	1,175,483

Universal City Development Partners bank term loan FRN Ser. B,
6s, 2011	3,780,377	3,421,241

Univision Communications, Inc. bank term loan FRN Ser. B,
2.729s, 2014	608,000	315,780

Visteon Corp. bank term loan FRN Ser. B, 4.426s, 2013	2,360,000	340,725

Warner Music Group bank term loan FRN Ser. B, 2.979s, 2011	893,275	782,062

Yankee Candle Co., Inc. bank term loan FRN 3.406s, 2014	366,010	239,476

		31,115,975
Consumer staples (0.6%)
Dole Food Co., Inc. bank term loan FRN Ser. B, 5.715s, 2013	165,881	150,215

Dole Food Co., Inc. bank term loan FRN Ser. C, 6.157s, 2013	618,025	559,657

Dole Food Co., Inc. bank term loan FRN Ser. C, 0.66s, 2013	94,073	85,188

Jarden Corp. bank term loan FRN Ser. B1, 3.209s, 2012	1,061,088	945,694

Jarden Corp. bank term loan FRN Ser. B2, 2.907s, 2012	466,660	415,911

Pinnacle Foods Holding Corp. bank term loan FRN Ser. B,
3.247s, 2014	1,887,486	1,537,712

Prestige Brands, Inc. bank term loan FRN 3.407s, 2011	1,432,362	1,281,964

Rite-Aid Corp. bank term loan FRN Ser. B, 2.267s, 2014	430,650	283,511

RSC Equipment Rental, Inc. bank term loan FRN 4.657s, 2013	2,045,000	1,140,940

Spectrum Brands, Inc. bank term loan FRN 0.347s, 2013 (In default)	115,386	82,020

Spectrum Brands, Inc. bank term loan FRN Ser. B1, 6.053s, 2013
(In default)	2,052,201	1,458,772

		7,941,584
Energy (0.4%)
EPCO Holding, Inc. bank term loan FRN Ser. A, 1.52s, 2012	1,000,000	820,000

Hercules Offshore, Inc. bank term loan FRN Ser. B, 3.21s, 2013	1,146,530	801,425

MEG Energy Corp. bank term loan FRN 3.46s, 2013 (Canada)	485,000	316,463

MEG Energy Corp. bank term loan FRN Ser. DD, 3.46s, 2013
(Canada)	495,625	323,395

Petroleum Geo-Services ASA bank term loan FRN 3.21s,
2015 (Norway)	572,000	416,130

Quicksilver Resources, Inc. bank term loan FRN 5.657s, 2013	1,641,593	1,247,611

Targa Resources, Inc. bank term loan FRN 3.407s, 2012	898,742	689,036

Targa Resources, Inc. bank term loan FRN Ser. C, 1.282s, 2012	516,345	395,865

		5,009,925
Financials (—%)
General Growth Properties, Inc. bank term loan FRN Ser. A,
1.79s, 2010 (In default) R	430,000	99,975

Hub International, Ltd. bank term loan FRN Ser. B, 3.959s, 2014	561,887	398,940

Hub International, Ltd. bank term loan FRN Ser. DD, 3.959s, 2014	126,295	89,670

		588,585

SENIOR LOANS (7.8%)* [c] cont.	Principal amount	Value

Government (0.3%)
Affinion Group, Inc. bank term loan FRN Ser. B, 3.657s, 2013	$4,063,460	$3,403,147

		3,403,147
Health care (0.8%)
Community Health Systems, Inc. bank term loan FRN Ser. B,
3.438s, 2014	2,162,810	1,865,423

Community Health Systems, Inc. bank term loan FRN Ser. DD,
3.407s, 2014	111,350	96,039

Health Management Associates, Inc. bank term loan FRN
3.209s, 2014	5,227,715	4,216,152

IASIS Healthcare Corp. bank term loan FRN Ser. DD, 3.157s, 2014	431,063	363,386

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
6.434s, 2014	1,560,572	655,440

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
3.157s, 2014	115,819	97,635

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
Ser. B, 2.497s, 2014	1,245,690	1,050,117

LifePoint, Inc. bank term loan FRN Ser. B, 2.885s, 2012	1,191,232	1,091,466

Sun Healthcare Group, Inc. bank term loan FRN 3.157s, 2014	103,035	86,893

Sun Healthcare Group, Inc. bank term loan FRN Ser. B,
3.157s, 2014	516,208	435,335

		9,957,886
Technology (0.4%)
Compucom Systems, Inc. bank term loan FRN 3.98s, 2014	543,703	424,088

First Data Corp. bank term loan FRN Ser. B1, 3.269s, 2014	1,420,906	955,026

First Data Corp. bank term loan FRN Ser. B3, 3.269s, 2014	1,492,785	1,002,239

Flextronics International, Ltd. bank term loan FRN Ser. B, 3.407s,
2014 (Singapore)	2,716,225	1,746,145

Flextronics International, Ltd. bank term loan FRN Ser. B, 3.344s,
2014 (Singapore)	780,525	501,766

Freescale Semiconductor, Inc. bank term loan FRN 1.282s, 2014	466,763	238,633

Travelport bank term loan FRN 3.959s, 2013	94,652	54,530

Travelport bank term loan FRN Ser. B, 3.085s, 2013	753,999	434,387

Travelport bank term loan FRN Ser. DD, 3.407s, 2013	137,619	78,787

		5,435,601
Utilities and power (0.4%)
Dynegy Holdings, Inc. bank term loan FRN 1.98s, 2013	781,066	676,599

Energy Future Holdings Corp. bank term loan FRN Ser. B2,
4.036s, 2014	1,062,164	698,538

Energy Future Holdings Corp. bank term loan FRN Ser. B3,
4.036s, 2014	880,665	577,622

NRG Energy, Inc. bank term loan FRN 2.737s, 2014	1,204,545	1,079,574

NRG Energy, Inc. bank term loan FRN 1.359s, 2014	642,751	576,065

Reliant Energy, Inc. bank term loan FRN 0.477s, 2014	1,820,000	1,499,680

		5,108,078
Total senior loans (cost $151,483,327)		$103,077,404

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (4.2%)*	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA maturing
on November 12, 2019.	Nov-09/5.355	$81,033,000	$59,964

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	81,033,000	16,210,652

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	81,033,000	59,964

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 5.03%
versus the three month USD-LIBOR-BBA maturing
on February 16, 2020.	Feb-10/5.03	138,600,000	411,642

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA maturing
on November 12, 2019.	Nov-09/5.355	81,033,000	16,210,652

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 5.03%
versus the three month USD-LIBOR-BBA maturing
on February 16, 2020.	Feb-10/5.03	138,600,000	23,049,180

Total purchased options outstanding (cost $24,601,362)			$56,002,054

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount		Value

General Cable Corp. cv. company guaranty sr. unsec. notes
1s, 2012		$2,540,000	$1,800,225

Total convertible bonds and notes (cost $2,059,030)			$1,800,225

SHORT-TERM INVESTMENTS (14.3%)*	Principal amount/shares		Value

Federated Prime Obligations Fund		125,303,154	$125,303,154

SSgA U.S. Government Money Market Fund [i]		37,310,000	37,310,000

U.S. Treasury Notes 3 3/8s, September 15, 2009 [i]		$1,177,000	1,174,999

U.S. Treasury Bills for effective yields ranging from 0.49%
to 0.66%, December 17, 2009 #		1,600,000	1,591,945

U.S. Treasury Bills for effective yields ranging from 0.30%
to 0.66%, November 19, 2009 #		24,690,000	24,590,549

Total short-term investments (cost $189,994,173)			$189,970,647

TOTAL INVESTMENTS

Total investments (cost $2,481,340,432)			$2,135,995,138

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
USD/$	United States Dollar
ZAR	South African Rand

* Percentages indicated are based on net assets of $1,328,541,281.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# A portion of these securities were pledged and segregated with the custodian or broker to cover margin requirements for futures contracts and collateral on certain swap contracts at March 31, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at March 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 5).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs.

g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

i Securities purchased with cash or received, that were pledged to the fund for collateral on certain swap contracts (Note 1).

R Real Estate Investment Trust.

U This security, in part or in entirety, represents unfunded loan commitments (Note 6).

At March 31, 2009, liquid assets totaling $946,599,474 have been designated as collateral for open forward commitments, swap contracts, forward contracts and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at March 31, 2009.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2009.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at March 31, 2009 (as a percentage of Portfolio Value):

United States	90.2%	Canada	0.7%

Japan	2.2	United Kingdom	0.5

Russia	2.1	Other	3.6

Argentina	0.7	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 3/31/09 (aggregate face value $233,377,081) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$60,689,481	$58,262,557	4/15/09	$2,426,924

British Pound	15,136,875	15,084,500	4/15/09	52,375

Canadian Dollar	933,933	912,234	4/15/09	21,699

Danish Krone	1,911,991	1,818,882	4/15/09	93,109

Euro	42,764,232	41,591,248	4/15/09	1,172,984

Japanese Yen	39,108,943	39,437,519	4/15/09	(328,576)

Malaysian Ringgit	821,765	798,661	4/15/09	23,104

Mexican Peso	44,512	40,810	4/15/09	3,702

New Zealand Dollar	21,360	18,464	4/15/09	2,896

Norwegian Krone	34,819,974	34,951,393	4/15/09	(131,419)

Polish Zloty	11,697,831	10,678,057	4/15/09	1,019,774

South African Rand	4,785,196	4,349,081	4/15/09	436,115

Swedish Krona	13,042,360	11,693,751	4/15/09	1,348,609

Swiss Franc	14,181,126	13,739,924	4/15/09	441,202

Total				$6,582,498

FORWARD CURRENCY CONTRACTS TO SELL at 3/31/09 (aggregate face value $194,879,610) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$13,762,758	$12,689,373	4/15/09	$(1,073,385)

Brazilian Real	3,320,136	3,158,801	4/15/09	(161,335)

British Pound	20,821,018	20,699,389	4/15/09	(121,629)

Canadian Dollar	29,564,350	29,793,692	4/15/09	229,342

Euro	44,271,683	42,051,133	4/15/09	(2,220,550)

Mexican Peso	141,895	129,714	4/15/09	(12,181)

Norwegian Krone	17,159,100	16,220,624	4/15/09	(938,476)

Polish Zloty	9,645,647	8,826,640	4/15/09	(819,007)

South African Rand	4,625,975	4,200,297	4/15/09	(425,678)

South Korean Won	2,519,832	2,265,183	4/15/09	(254,649)

Swedish Krona	26,099,365	24,667,259	4/15/09	(1,432,106)

Swiss Franc	30,717,021	30,177,505	4/15/09	(539,516)

Total				$(7,769,170)

FUTURES CONTRACTS OUTSTANDING at 3/31/09 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Australian Government Treasury Bond
10 yr (Long)	5	$2,492,651	Jun-09	$(3,012)

Canadian Government Bond 10 yr (Long)	5	502,738	Jun-09	7,782

Euro-Bobl 5 yr (Long)	2	309,620	Jun-09	805

Euro-Bund 10 yr (Short)	316	52,220,733	Jun-09	(535,741)

Euro-Dollar 90 day (Short)	518	128,075,500	Jun-09	(2,242,596)

Euro-Dollar 90 day (Short)	1,289	318,721,363	Sep-09	(6,229,144)

Euro-Dollar 90 day (Short)	2,700	666,596,250	Dec-09	(13,295,156)

Euro-Dollar 90 day (Short)	85	20,973,750	Mar-10	(505,606)

Euro-Euribor Interest Rate 90 day (Long)	628	203,955,719	Dec-10	837,492

Euro-Euribor Interest Rate 90 day (Long)	245	79,784,279	Sep-10	224,697

Euro-Euribor Interest Rate 90 day (Short)	226	73,960,860	Dec-09	(315,428)

Euro-Euribor Interest Rate 90 day (Short)	245	80,313,029	Sep-09	(283,276)

Euro-Schatz 2 yr (Short)	672	96,651,468	Jun-09	(329,294)

Japanese Government Bond 10 yr (Long)	23	32,069,540	Jun-09	(171,989)

Japanese Government Bond 10 yr
Mini (Long)	1	139,271	Jun-09	(5,877)

Sterling 90 day (Long)	44	7,710,115	Sep-10	(9,420)

Sterling Interest Rate 90 day (Short)	44	7,777,962	Sep-09	(411)

U.K. Gilt 10 yr (Long)	224	39,588,063	Jun-09	(227,843)

U.S. Treasury Bond 20 yr (Long)	85	11,024,766	Jun-09	197,512

U.S. Treasury Note 5 yr (Short)	1,271	150,951,109	Jun-09	(2,247,906)

U.S. Treasury Note 10 yr (Short)	87	10,794,797	Jun-09	(38,805)

Total				$(25,173,216)

WRITTEN OPTIONS OUTSTANDING at 3/31/09 (premiums received $10,213,671) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	$21,412,000	May-12/5.51	$3,520,039

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
on September 12, 2018.	132,437,000	Sep-13/4.82	8,987,220

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	21,412,000	May-12/5.51	317,322

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
on September 12, 2018.	132,437,000	Sep-13/4.82	2,321,944

Total			$15,146,525

TBA SALE COMMITMENTS OUTSTANDING at 3/31/09 (proceeds receivable $276,543,868) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 5 1/2s, April 1, 2039	$4,000,000	4/13/09	$4,151,250

FNMA, 5s, April 1, 2039	11,000,000	4/13/09	11,347,188

FNMA, 4 1/2s, April 1, 2039	257,000,000	4/13/09	262,461,250

Total			$277,959,688

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$223,264,000	$—	5/23/10	3 month USD-
			LIBOR-BBA	3.155%	$7,130,300

109,900,000	—	7/18/13	4.14688%	3 month USD-
				LIBOR-BBA	(10,117,977)

1,000,000	—	7/29/18	3 month USD-
			LIBOR-BBA	4.75%	166,921

62,381,000	—	8/26/18	3 month USD-
			LIBOR-BBA	4.54375%	9,171,066

993,472,000	—	9/10/10	3 month USD-
			LIBOR-BBA	3.22969%	28,504,892

30,888,000	—	9/18/38	4.36125%	3 month USD-
				LIBOR-BBA	(6,568,208)

3,055,029,000	—	9/18/10	3 month USD-
			LIBOR-BBA	2.86667%	72,301,013

1,000,000	—	9/19/18	3 month USD-
			LIBOR-BBA	4.07%	104,937

3,853,000	12,027	10/1/18	3 month USD-
			LIBOR-BBA	4.30%	557,929

243,160,000	(1,370,361)	10/14/18	4.3%	3 month USD-
				LIBOR-BBA	(35,754,671)

130,790,000	326,583	10/14/38	4.25%	3 month USD-
				LIBOR-BBA	(26,876,974)

12,880,000	(4,862)	10/20/18	4.60%	3 month USD-
				LIBOR-BBA	(2,166,370)

18,041,000	16,400	10/20/10	3 month USD-
			LIBOR-BBA	3.00%	695,886

73,100,000	(13,977)	11/26/38	3 month USD-
			LIBOR-BBA	3.43%	3,219,175

146,535,000	—	10/26/12	4.6165%	3 month USD-
				LIBOR-BBA	(16,550,401)

168,070,000	—	5/19/10	3.2925%	3 month USD-
				LIBOR-BBA	(5,733,517)

116,909,000	—	7/22/10	3 month USD-
			LIBOR-BBA	3.5375%	4,046,074

46,300,000	—	5/8/28	4.95%	3 month USD-
				LIBOR-BBA	(12,440,767)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
	$1,000,000	$—	11/12/10	3 month USD-
				LIBOR-BBA	2.4225%	$25,915

	500,000	—	11/28/10	3 month USD-
				LIBOR-BBA	2.1325%	9,928

	800,000,000	—	12/8/13	2.5475%	3 month USD-
					LIBOR-BBA	(19,740,917)

	291,000,000	—	12/8/23	3 month USD-
				LIBOR-BBA	2.89%	(6,942,906)

	233,683,000	—	12/9/10	3 month USD-
				LIBOR-BBA	2.005%	3,987,713

	143,258,000	—	12/9/20	3 month USD-
				LIBOR-BBA	2.91875%	(127,445)

Citibank, N.A.
JPY	4,864,700,000	—	9/11/16	1.8675%	6 month JPY-
					LIBOR-BBA	(2,640,047)

	$136,000,000	—	7/21/18	4.80625%	3 month USD-
					LIBOR-BBA	(23,438,703)

MXN	163,555,000 F	—	7/18/13	1 month MXN-
				TIIE-BANXICO	9.175%	913,212

MXN	49,090,000	—	7/22/13	1 month MXN-
				TIIE-BANXICO	9.21%	262,119

AUD	18,300,000 E	—	9/11/18	6.1%	6 month AUD-
					BBR-BBSW	(157,141)

	$72,482,000	—	9/16/10	3.175%	3 month USD-
					LIBOR-BBA	(2,040,821)

	484,921,000	—	9/17/13	3 month USD-
				LIBOR-BBA	3.4975%	29,212,591

	29,859,000	—	9/18/38	4.45155%	3 month USD-
					LIBOR-BBA	(6,866,332)

	1,180,349,000	—	9/18/10	3 month USD-
				LIBOR-BBA	2.92486%	28,950,705

	111,743,000	—	2/24/16	2.77%	3 month USD-
					LIBOR-BBA	(1,706,114)

	131,625,000	—	3/25/19	2.95%	3 month USD-
					LIBOR-BBA	(900,844)

	125,327,000	—	3/27/14	3 month USD-
				LIBOR-BBA	2.335%	717,993

	668,506,000	—	3/30/11	3 month USD-
				LIBOR-BBA	1.535%	1,954,846

Citibank, N.A., London
JPY	6,200,000,000	—	2/10/16	6 month JPY-
				LIBOR-BBA	1.755%	2,850,741

Credit Suisse International
	$80,970,500	—	9/16/10	3.143%	3 month USD-
					LIBOR-BBA	(2,241,500)

	17,503,000	—	9/18/38	4.41338%	3 month USD-
					LIBOR-BBA	(3,897,126)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$636,461,000	$—	9/18/10	3 month USD-
				LIBOR-BBA	2.91916%	$15,558,406

	84,554,000	—	9/23/10	3 month USD-
				LIBOR-BBA	3.32%	2,575,604

	61,522,000	—	10/9/10	3 month USD-
				LIBOR-BBA	2.81%	2,059,902

	187,415,000	131,481	10/31/13	3.80%	3 month USD-
					LIBOR-BBA	(16,242,774)

	13,974,000	13,285	10/31/18	4.35%	3 month USD-
					LIBOR-BBA	(2,012,469)

EUR	1,000,000	—	5/11/09	6 month EUR-
				EONIA-OIS-
				COMPOUND	2.61%	13,193

	$47,000,000	—	12/3/18	3 month USD-
				LIBOR-BBA	2.915%	659,231

	88,000,000	—	12/5/20	3 month USD-
				LIBOR-BBA	3.01%	774,880

	145,047,000	—	6/30/38	2.71%	3 month USD-
					LIBOR-BBA	14,022,877

	219,811,000	—	1/13/14	2.095%	3 month USD-
					LIBOR-BBA	406,834

	20,303,000	—	1/16/19	3 month USD-
				LIBOR-BBA	2.32%	(896,822)

	312,260,000	—	2/5/14	2.475%	3 month USD-
					LIBOR-BBA	(4,722,965)

	101,534,000	—	2/5/29	3 month USD-
				LIBOR-BBA	3.35%	2,254,686

	17,000,000	—	3/23/19	2.79%	3 month USD-
					LIBOR-BBA	122,344

	34,000,000	—	3/23/19	2.81%	3 month USD-
					LIBOR-BBA	184,697

EUR	120,880,000	—	7/4/15	3.93163%	6 month EUR-
					EURIBOR-
					Telerate	(12,708,934)

Deutsche Bank AG
	$44,645,000	—	9/23/38	4.75%	3 month USD-
					LIBOR-BBA	(12,811,724)

	134,812,000	—	9/24/10	3 month USD-
				LIBOR-BBA	3.395%	4,257,148

	537,107,000	—	10/24/10	3 month USD-
				LIBOR-BBA	2.604%	16,018,147

	399,143,000	—	11/25/13	3 month USD-
				LIBOR-BBA	2.95409%	17,967,523

ZAR	52,785,000	—	7/6/11	3 month ZAR-
				JIBAR-SAFEX	9.16%	140,149

	$67,190,000	—	11/28/13	3 month USD-
				LIBOR-BBA	2.8725%	2,751,620

	428,262,000	—	12/5/13	2.590625%	3 month USD-
					LIBOR-BBA	(11,530,583)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$87,631,000	$—	12/9/13	3 month USD-
			LIBOR-BBA	2.5225%	$2,051,232

322,959,000	—	12/15/18	3 month USD-
			LIBOR-BBA	2.80776%	1,149,936

82,688,000	—	12/16/28	3 month USD-
			LIBOR-BBA	2.845%	(4,001,169)

869,229,000	—	12/19/10	3 month USD-
			LIBOR-BBA	1.53429%	6,473,961

283,968,000	—	12/22/18	2.29%	3 month USD-
				LIBOR-BBA	12,125,212

5,000,000	—	12/22/13	2.008%	3 month USD-
				LIBOR-BBA	8,874

98,067,000	—	12/24/13	2.165%	3 month USD-
				LIBOR-BBA	(553,268)

159,639,000	—	12/30/13	2.15633%	3 month USD-
				LIBOR-BBA	(796,963)

41,300,000	—	1/8/29	3 month USD-
			LIBOR-BBA	3.19625%	7,658

180,540,000	—	1/8/19	3 month USD-
			LIBOR-BBA	2.735%	(1,384,384)

131,900,000	—	1/8/14	2.375%	3 month USD-
				LIBOR-BBA	(1,506,559)

86,882,000	—	1/13/19	3 month USD-
			LIBOR-BBA	2.52438%	(2,286,779)

8,799,000	—	1/20/19	3 month USD-
			LIBOR-BBA	2.347%	(371,621)

61,044,000	—	1/28/29	3 month USD-
			LIBOR-BBA	3.1785%	(184,914)

40,261,000	—	2/3/19	3.01%	3 month USD-
				LIBOR-BBA	(627,032)

320,546,000	—	2/5/29	3 month USD-
			LIBOR-BBA	3.324%	5,864,636

898,335,000	—	2/5/14	2.44661%	3 month USD-
				LIBOR-BBA	(12,370,919)

89,169,000	—	2/6/14	2.5529%	3 month USD-
				LIBOR-BBA	(1,675,202)

44,482,000	—	2/6/29	3 month USD-
			LIBOR-BBA	3.42575%	1,491,497

59,000,000	—	2/6/14	2.5675%	3 month USD-
				LIBOR-BBA	(1,149,268)

30,000,000	—	2/9/14	2.525%	3 month USD-
				LIBOR-BBA	(517,764)

29,000,000	—	2/10/14	2.55%	3 month USD-
				LIBOR-BBA	(534,138)

333,017,000	—	2/10/14	2.5825%	3 month USD-
				LIBOR-BBA	(6,648,546)

105,911,000	—	2/10/29	3 month USD-
			LIBOR-BBA	3.4725%	4,269,846

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$62,894,000	$—	2/25/14	2.4675%	3 month USD-
					LIBOR-BBA	$(858,090)

	669,000,000	—	3/4/14	2.54%	3 month USD-
					LIBOR-BBA	(11,145,633)

	804,000,000	—	3/4/19	3 month USD-
				LIBOR-BBA	3.20087%	24,357,816

	257,000,000	—	3/4/39	3.37174%	3 month USD-
					LIBOR-BBA	(6,115,044)

	8,000,000	—	3/10/16	3 month USD-
				LIBOR-BBA	2.845%	152,318

	5,000,000	—	3/11/16	3 month USD-
				LIBOR-BBA	2.892%	109,855

	6,200,000	—	3/11/16	3 month USD-
				LIBOR-BBA	2.938%	154,731

	744,044,000	—	3/20/11	3 month USD-
				LIBOR-BBA	1.43%	638,224

	17,000,000	—	3/23/19	2.8225%	3 month USD-
					LIBOR-BBA	73,602

	7,000,000	—	3/24/14	2.297%	3 month USD-
					LIBOR-BBA	(28,664)

	452,000,000	—	3/30/14	2.36%	3 month USD-
					LIBOR-BBA	(3,040,657)

	204,000,000	—	3/30/21	3 month USD-
				LIBOR-BBA	3.125%	2,037,627

Goldman Sachs International
	201,331,000	—	4/3/18	3 month USD-
				LIBOR-BBA	4.19%	26,236,058

	424,238,000	—	4/8/10	3 month USD-
				LIBOR-BBA	2.64%	10,216,903

	58,036,000	—	4/23/18	4.43%	3 month USD-
					LIBOR-BBA	(8,717,983)

JPY	3,003,000,000	—	6/10/16	1.953%	6 month JPY-
					LIBOR-BBA	(1,858,400)

	$30,902,000	33,789	10/24/13	3 month USD-
				LIBOR-BBA	3.50%	2,298,305

	170,252,000	80,228	10/24/10	3 month USD-
				LIBOR-BBA	2.60%	5,144,470

	115,903,000	717,428	11/18/18	4.10%	3 month USD-
					LIBOR-BBA	(13,278,322)

	569,303,000	(156,586)	11/18/10	3 month USD-
				LIBOR-BBA	2.35%	13,608,426

	469,304,000	1,710,006	11/18/13	3.45%	3 month USD-
					LIBOR-BBA	(30,762,358)

EUR	15,020,000	—	12/5/18	3.488%	6 month EUR-
					EURIBOR-
					Reuters	(150,126)

EUR	3,800,000	—	12/5/18	6 month EUR-
				EURIBOR-
				Reuters	3.488%	37,981

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$42,640,000	$—	1/23/19	2.61125%	3 month USD-
					LIBOR-BBA	$805,156

EUR	88,600,000	—	2/3/11	6 month EUR-
				EURIBOR-
				REUTERS	2.23%	839,035

AUD	73,850,000 E	—	2/14/12	3 month AUD-
				BBR-BBSW	4.39%	(122,909)

JPMorgan Chase Bank, N.A.
	$16,234,000	—	3/7/18	4.45%	3 month USD-
					LIBOR-BBA	(2,198,072)

	77,188,000	—	3/12/18	3 month USD-
				LIBOR-BBA	4.4525%	10,458,004

	65,961,000	—	3/11/38	5.0025%	3 month USD-
					LIBOR-BBA	(21,983,056)

	146,495,000	—	3/20/13	3 month USD-
				LIBOR-BBA	3.145%	6,611,584

	352,958,000	—	3/26/10	3 month USD-
				LIBOR-BBA	2.33375%	4,002,458

	151,351,000	—	4/8/13	3 month USD-
				LIBOR-BBA	3.58406%	11,462,826

	3,204,000	—	5/7/13	3.9325%	3 month USD-
					LIBOR-BBA	(287,820)

	167,525,000	—	5/23/10	3 month USD-
				LIBOR-BBA	3.16%	5,363,968

	98,000,000	—	6/13/13	4.47%	3 month USD-
					LIBOR-BBA	(10,826,243)

	3,000,000	—	6/27/18	3 month USD-
				LIBOR-BBA	4.8305%	536,022

	31,575,000	—	7/16/10	3 month USD-
				LIBOR-BBA	3.384%	1,025,392

	13,290,000	—	7/17/18	4.52%	3 month USD-
					LIBOR-BBA	(1,966,670)

	93,626,000	—	7/22/10	3 month USD-
				LIBOR-BBA	3.565%	3,275,536

	245,041,000	—	7/28/10	3 month USD-
				LIBOR-BBA	3.5141%	8,337,626

AUD	93,320,000 E	—	8/6/18	6 month AUD-
				BBR-BBSW	6.865%	2,721,758

JPY	14,660,710,000	—	9/18/15	6 month JPY-
				LIBOR-BBA	1.19%	1,160,022

JPY	14,980,000	—	9/18/38	2.17%	6 month JPY-
					LIBOR-BBA	(10,451)

	$84,580,000	—	9/23/38	4.70763%	3 month USD-
					LIBOR-BBA	(23,584,238)

	23,183,000	—	10/22/10	3 month USD-
				LIBOR-BBA	2.78%	772,849

	15,455,000	—	10/22/18	3 month USD-
				LIBOR-BBA	4.2825%	2,153,390

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$44,696,000	$—	10/23/13	3 month USD-
				LIBOR-BBA	3.535%	$3,353,975

EUR	96,210,000	—	11/4/18	6 month EUR-
				EURIBOR-
				REUTERS	4.318%	9,764,031

	$48,734,000	(143,355)	11/4/18	3 month USD-
				LIBOR-BBA	4.45%	7,316,129

	113,617,000	—	11/10/18	3 month USD-
				LIBOR-BBA	4.83%	21,191,109

	207,000,000	—	11/24/10	3 month USD-
				LIBOR-BBA	2.0075%	3,583,320

EUR	156,230,000	—	12/11/13	6 month EUR-
				EURIBOR-
				REUTERS	3.536%	7,904,914

	$90,800,000	—	12/12/18	3 month USD-
				LIBOR-BBA	2.895%	1,043,822

	29,188,000	—	12/19/18	5%	3 month USD-
					LIBOR-BBA	(5,787,030)

PLN	45,800,000	—	1/26/11	6 month PLN-
				WIBOR-WIBO	4.177%	(157,928)

JPY	21,270,000,000	—	6/6/13	1.83%	6 month JPY-
					LIBOR-BBA	(8,582,765)

	$33,440,000	—	1/27/24	3.1%	3 month USD-
					LIBOR-BBA	131,011

AUD	59,080,000 E	—	1/27/12	3 month AUD-
				BBR-BBSW	4.21%	(157,822)

	$15,303,000	—	1/27/29	3 month USD-
				LIBOR-BBA	3.135%	(145,158)

	16,720,000	—	2/3/24	3 month USD-
				LIBOR-BBA	3.2825%	300,010

	1,386,491,000	—	2/6/11	1.6966%	3 month USD-
					LIBOR-BBA	(9,703,472)

	137,096,000	—	2/6/29	3 month USD-
				LIBOR-BBA	3.4546%	5,192,431

AUD	37,630,000	—	2/24/19	4.825%	6 month AUD-
					BBR-BBSW	244,769

	$306,452,000	—	3/3/11	3 month USD-
				LIBOR-BBA	1.68283%	1,909,300

EUR	84,980,000	—	3/4/14	1 month EUR-
				EURIBOR-
				REUTERS	2.74%	455,279

GBP	58,230,000	—	3/4/12	6 month GBP-
				LIBOR-BBA	2.535%	126,719

	$37,977,000	—	3/6/39	3.48%	3 month USD-
					LIBOR-BBA	(1,695,090)

AUD	28,222,500	—	3/6/19	4.93%	6 month AUD-
					BBR-BBSW	44,781

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
CAD	36,050,000	$—	3/16/11	0.98%	3 month CAD-
					BA-CDOR	$(74,388)

CAD	7,930,000	—	3/16/19	3 month CAD-
				BA-CDOR	2.7%	121,231

CAD	37,010,000	—	3/17/13	1.56%	3 month CAD-
					BA-CDOR	(180,512)

	$37,580,000	—	3/19/13	3 month USD-
				LIBOR-BBA	2.28%	443,097

	12,070,000	—	3/19/24	3.37%	3 month USD-
					LIBOR-BBA	(306,507)

CAD	11,790,000	—	3/17/24	3 month CAD-
				BA-CDOR	3.46%	207,786

	$124,000,000	—	3/20/19	3.20875%	3 month USD-
					LIBOR-BBA	(3,701,559)

	177,000,000	—	3/24/11	3 month USD-
				LIBOR-BBA	1.4625%	283,667

EUR	157,510,000	—	3/30/11	6 month EUR-
				EURIBOR-
				REUTERS	1.972%	669,567

	$37,500,000	—	3/30/19	3 month USD-
				LIBOR-BBA	2.945%	230,376

Merrill Lynch Capital Services, Inc.
JPY	3,003,000,000	—	6/10/16	1.99625%	6 month JPY-
					LIBOR-BBA	(1,953,924)

Merrill Lynch Derivative Products AG
JPY	1,501,500,000	—	6/11/17	2.05625%	6 month JPY-
					LIBOR-BBA	(1,087,483)

UBS AG
	$1,000,000	—	10/28/10	3 month USD-
				LIBOR-BBA	2.74%	32,347

	1,790,020,000	—	10/29/10	2.75%	3 month USD-
					LIBOR-BBA	(58,231,867)

	299,833,000	—	10/29/20	3 month USD-
				LIBOR-BBA	4.18142%	39,978,269

	1,549,737,000	—	11/6/10	3 month USD-
				LIBOR-BBA	2.64%	46,767,837

	239,561,000	8,226,819	11/10/38	4.45%	3 month USD-
					LIBOR-BBA	(50,459,687)

	450,154,000	(14,963,880)	11/10/28	3 month USD-
				LIBOR-BBA	4.45%	73,754,815

	745,602,000	18,941,013	11/10/18	4.45%	3 month USD-
					LIBOR-BBA	(94,834,279)

GBP	1,000,000	—	5/7/09	2.295%	6 month GBP-
					WMBA-SONIA-
					COMPOUND	(18,227)

	$46,525,000	612,088	11/24/38	3.3%	3 month USD-
					LIBOR-BBA	(267,835)

	16,516,000	80,618	11/24/18	3.4%	3 month USD-
					LIBOR-BBA	(876,082)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

UBS AG cont.
$12,679,000	$(4,003)	11/24/10	3 month USD-
			LIBOR-BBA	2.05%	$226,740

652,376,000	—	11/24/10	3 month USD-
			LIBOR-BBA	2.05%	11,872,515

Total					$32,135,909

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
EUR	28,830,000 F	3/27/14	1.785%	Eurostat Eurozone	$24,003
				HICP excluding
				tobacco

Goldman Sachs International
EUR	48,050,000	4/30/13	2.375%	French Consumer	2,107,816
				Price Index
				excluding tobacco

EUR	48,050,000	4/30/13	(2.41%)	Eurostat Eurozone	(2,507,299)
				HICP excluding
				tobacco

EUR	48,050,000	5/6/13	2.34%	French Consumer	2,016,561
				Price Index
				excluding tobacco

EUR	48,050,000	5/6/13	(2.385%)	Eurostat Eurozone	(2,449,866)
				HICP excluding
				tobacco

Total					$(808,785)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/09 (Unaudited)

		Upfront			Fixed payments
	premium			Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Clear Channel
Communications,
5 3/4%, 1/15/13	Ca	$—	$1,680,000	9/20/09	635 bp	$(375,031)

Financial Security
Assurance Holdings,
Ltd, 6.4%, 12/15/66	B2	—	2,480,000	12/20/12	95 bp	(1,218,764)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A. cont.
Ford Motor Co.,
7.45%, 7/16/31	—	$—	$2,000,000	3/20/12	(525 bp)	$1,262,960

Ford Motor Credit
Co., 7%, 10/1/13	Caa1	—	6,000,000	3/20/12	285 bp	(1,525,620)

Visteon Corp., 7%,
3/10/14	—	(626,875)	2,360,000	9/20/13	(500 bp)	1,471,338

Barclays Bank PLC
DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	1,211,770	8,827,419	7/25/45	18 bp	(244,445)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	958,813	6,620,564	7/25/45	18 bp	(133,348)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	1,113,899	6,989,060	7/25/45	18 bp	(39,051)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	1,129,053	7,055,224	7/25/45	18 bp	(34,813)

DJ ABX HE PEN AAA
Series 7 Version 1
Index	A+	4,053,721	6,878,000	8/25/37	9 bp	(777,953)

DJ CDX NA IG Series
12 Version 1 Index	—	(1,473,068)	39,060,000	6/20/14	(100 bp)	205,470

Citibank, N.A.
DJ ABX HE AAA Index	AA	3,601,589	18,717,953	5/25/46	11 bp	(4,914,679)

DJ ABX HE AAA Index	BB+	2,706,831	9,333,900	1/25/38	76 bp	(4,338,884)

DJ ABX HE PEN AAA
Index	AA	2,956,550	20,555,684	5/25/46	11 bp	(6,395,847)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AA	739,474	3,739,279	5/25/46	11 bp	(961,818)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	795,697	5,175,393	7/25/45	18 bp	(58,061)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	2,947,825	17,263,118	5/25/46	11 bp	(4,906,524)

Lear Corp., T/L
Bank Loan	—	—	1,305,000	6/20/13	(225 bp)	792,422

Lear Corp., T/L
Bank Loan	Caa1	—	1,305,000	6/20/13	700 bp	(712,108)

Lighthouse
International Co.,
SA, 8%, 4/30/14	B3	—	EUR 2,090,000	3/20/13	815 bp	(930,415)

Republic of
Argentina, 8.28%,
12/31/33	—	—	$1,435,000	9/20/13	(1,170 bp)	702,834

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Citibank, N.A. cont.
Republic of
Argentina, 8.28%,
12/31/33	—	$—	$1,437,000	9/20/13	(945 bp)	$755,891

Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—	1,210,000	9/20/13	940 bp	(338,808)

Sara Lee Corp.,
6 1/8%, 11/1/32	—	—	1,340,000	9/20/11	(43 bp)	5,195

Credit Suisse First Boston International
Ukraine (Government
of), 7.65%, 6/11/13	B1	—	4,715,000	10/20/11	194 bp	(2,768,441)

Credit Suisse International
Advanced Micro
Devices, Inc.,
7 3/4%, 11/1/12	Caa1	—	870,000	6/20/09	165 bp	(52,143)

DJ ABX HE AAA
Series 7 Version 2
Index	BB+	180,375	325,000	1/25/38	76 bp	(64,952)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	855,101	5,512,547	7/25/45	18 bp	(54,276)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	465,455	3,027,421	7/25/45	18 bp	(33,964)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	533,158	3,467,779	7/25/45	18 bp	(38,904)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	256,504	1,668,358	7/25/45	18 bp	(18,717)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	933,566	5,313,104	7/25/45	18 bp	57,090

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	1,834,358	10,970,009	7/25/45	18 bp	24,691

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	229,282	1,392,937	7/25/45	18 bp	(504)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	1,262,847	6,217,758	5/25/46	11 bp	(1,566,100)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	2,528,213	7,842,482	5/25/46	11 bp	(1,039,949)

DJ ABX HE PEN AAA
Series 7 Version 1
Index	A+	5,169,188	8,706,000	8/25/37	9 bp	(946,625)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
DJ CDX NA HY Series
10	B+	$1,469,362	$13,829,290	6/20/13	500 bp	$(2,294,325)

DJ CMB NA CMBX AAA
Index	AAA	38,782	233,000	12/13/49	8 bp	(39,029)

DJ CMBX NA AAA
Series 4 Version 1
Index	AAA	13,810,887	33,433,000	2/17/51	35 bp	2,471,875

Liberty Mutual
Insurance, 7 7/8%,
10/15/26	—	—	465,000	12/20/13	(210 bp)	34,550

Deutsche Bank AG
DJ ABX HE A Series
7 Version 2 Index	CCC	6,405,490	6,980,147	1/25/38	369 bp	(377,694)

DJ ABX HE AAA Index	AAA	608,493	7,703,304	7/25/45	18 bp	(2,164,427)

DJ ABX HE PEN AAA
Index	AA	2,943,050	20,555,684	5/25/46	11 bp	(6,409,347)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	549,025	3,332,917	7/25/45	18 bp	(789)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	3,184,616	9,091,208	5/25/46	11 bp	(951,689)

DJ CDX NA HY Series
11 Version 1 Index	B+	11,928,623	50,760,100	12/20/13	500 bp	(3,788,395)

DJ iTraxx Europe
Series 8 Version 1	—	(240,767)	EUR 2,510,000	12/20/12	(375 bp)	596,493

DJ iTraxx Europe
Series 9 Version 1	—	711,462	EUR 10,415,000	6/20/13	(650 bp)	3,074,327

Federal Republic of
Brazil, 12 1/4%,
3/6/30	Ba1	—	$3,770,000	10/20/17	105 bp	(579,471)

General Electric
Capital Corp., 6%,
6/15/12	C	—	1,470,000	9/20/13	109 bp	(306,534)

Grohe Holding GmbH,
8 5/8%, 10/1/14	B3	—	EUR 600,000	6/20/09	400 bp	(42,742)

Grohe Holding GmbH,
8 5/8%, 10/1/14	B3	—	EUR 2,195,000	6/20/09	400 bp	(156,366)

India Government
Bond, 5 7/8%, 1/2/10	Ba2	—	$17,880,000	1/11/10	170 bp	307,900

Korea Monetary STAB
Bond, 5.15%, 2/12/10	A2	—	6,120,000 F	2/19/10	115 bp	47,684

Korea Monetary STAB
Bond, 5.45%, 1/23/10	A	—	6,185,000 F	2/1/10	101 bp	41,063

Republic of
Argentina, 8.28%,
12/31/33	—	—	987,500	4/20/13	(565 bp)	547,873

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG cont.
Republic of
Argentina, 8.28%,
12/31/33	—	$—	$2,875,000	8/20/12	(380 bp)	$1,694,749

Republic of
Argentina, 8.28%,
12/31/33	—	—	6,155,000	3/20/13	(551 bp)	3,561,488

Republic of
Indonesia, 6.75%,
2014	BB–	—	2,130,000	9/20/16	292 bp	(324,349)

Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—	2,420,000	6/20/14	220 bp	(1,151,893)

Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—	1,210,000	9/20/13	940 bp	(338,808)

Russian Federation,
7 1/2%, 3/31/30	—	—	987,500	4/20/13	(112 bp)	130,281

Russian Federation,
7.5%, 3/31/30	Baa1	—	3,115,000	8/20/17	86 bp	(676,903)

Smurfit Kappa
Funding, 10 1/8%,
10/1/12	BB/P	—	EUR 2,065,000	6/20/09	135 bp	(38,183)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 2,045,000	9/20/13	715 bp	(260,962)

United Mexican
States, 7.5%, 4/8/33	Baa1	—	$6,115,000	3/20/14	56 bp	(857,160)

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B2	—	EUR 1,975,000	9/20/13	477 bp	(138,464)

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B2	—	EUR 1,975,000	9/20/13	535 bp	(85,595)

Goldman Sachs International
DJ ABX HE A Index	CCC	2,358,761	$3,490,569	1/25/38	369 bp	(1,033,313)

DJ ABX HE AAA Index	AAA	556,162	7,040,807	7/25/45	18 bp	(1,978,282)

DJ ABX HE AAA Index	BB+	827,274	3,520,000	1/25/38	76 bp	(1,829,806)

DJ CDX NA CMBX AAA
Index	AAA	211,407	5,780,000 F	3/15/49	7 bp	(1,421,220)

DJ CDX NA HY Series
11 Version 1 Index	—	(1,331,913)	6,874,390	12/20/13	(500 bp)	796,627

DJ CDX NA IG Series
12 Version 1 Index	—	(11,391,521)	262,060,000	6/20/14	(100 bp)	(93,532)

DJ CDX NA IG Series
12 Version 1 Index	—	(629,495)	14,324,000	6/20/14	(100 bp)	—

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
Lighthouse
International Co,
SA, 8%, 4/30/14	B3	$—	EUR 1,835,000	3/20/13	680 bp	$(891,436)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 1,910,000	9/20/13	720 bp	(364,892)

JPMorgan Chase Bank, N.A.
Claire’s Stores,
9 5/8%, 6/1/15	Caa2	—	$285,000	6/20/12	230 bp	(135,137)

Codere Finance
(Luxembourg) S.A.,
8.25%, 6/15/15	B+	—	EUR 1,835,000	3/20/13	795 bp	(778,798)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	1,914,369	$11,817,801	7/25/45	18 bp	(35,155)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	814,633	4,010,928	5/25/46	11 bp	(1,010,254)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	3,198,897	9,001,520	5/25/46	11 bp	(896,602)

DJ CDX NA EM Series
10 Index	BB	134,596	2,330,000	12/20/13	335 bp	(159,833)

DJ iTraxx Europe
Crossover Series 8
Version 1	—	(700,427)	EUR 5,242,000	12/20/12	(375 bp)	1,047,936

Freeport-McMoRan
Copper & Gold,
Inc., bank term loan	—	—	$4,878,600	3/20/12	(85 bp)	332,704

General Growth
Properties, conv.
bond 3.98%, 4/15/27	Baa3	—	6,725,000	9/20/13	775 bp	(4,536,326)

Republic of
Argentina, 8.28%,
12/31/33	B–	—	2,860,000	6/20/14	235 bp	(1,869,703)

Republic of
Hungary, 4 3/4%,
2/3/15	—	—	2,595,000	4/20/13	(171.5 bp)	301,629

Russian Federation,
7 1/2%, 3/31/30	Baa1	—	1,955,000	5/20/17	60 bp	(446,581)

Russian Federation,
7 1/2%, 3/31/30	Baa1	—	495,000	9/20/13	276 bp	(42,892)

Russian Federation,
7.5%, 3/31/30	Baa1	—	4,675,000	8/20/12	65 bp	(638,221)

Russian Federation,
7.5%, 3/31/30	Baa1	—	3,115,000	8/20/17	85 bp	(678,838)

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	B3	—	920,000	6/20/13	595 bp	(487,661)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
Bombardier, Inc,
6 3/4%, 5/1/12	—	$—	$4,865,000	6/20/12	(150 bp)	$912,869

D.R. Horton Inc.,
7 7/8%, 8/15/11	—	—	3,320,000	9/20/11	(426 bp)	1,660

Pulte Homes Inc.,
5.25%, 1/15/14	—	—	3,111,000	9/20/11	(482 bp)	(149,411)

Merrill Lynch International
Kinder Morgan,
Inc., 6 1/2%, 9/1/12	—	—	6,397,000	9/20/12	(128 bp)	77,617

Morgan Stanley Capital Services, Inc.
Advanced Micro
Devices, Inc.,
7 3/4%, 11/1/12	Caa1	—	1,250,000	6/20/09	190 bp	(58,083)

Bombardier, Inc,
6 3/4%, 5/1/12	—	—	2,430,000	6/20/12	(114 bp)	478,443

DJ ABX CMBX BBB
Index	—	177	244,027	10/12/52	(134 bp)	212,368

DJ CMB NA CMBX AAA
Index	AAA	1,072,185	9,880,000	2/17/51	35 bp	(2,319,829)

Dominican Republic,
8 5/8%, 4/20/27	—	—	5,020,000	11/20/11	(170 bp)	1,211,560

Freeport-McMoRan
Copper & Gold,
Inc., T/L Bank Loan	Baa3	—	4,877,900	3/20/12	44 bp	(385,273)

Nalco Co., 7.75%,
11/15/11	B1	—	835,000	3/20/13	460 bp	(43,943)

Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—	3,545,000	10/12/12	339 bp	(1,296,835)

UBS, AG
Meritage Homes
Corp., 7%, 5/1/14	—	—	460,000	9/20/13	(760 bp)	84,937

Total						$(55,811,201)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represents the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Putnam ratings are believed to be the most recent ratings available at March 31, 2009. Securities rated by Putnam are indicated by “P”.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on securities valuation inputs.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of March 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$162,613,154	$(25,173,216)

Level 2	1,951,528,090	(32,019,423)

Level 3	21,853,894	—

Total	$2,135,995,138	$(57,192,639)

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of March 31, 2009:

	Investment in securities	Other financial instruments

Balance as of September 30, 2008	$22,142,774	$—

Accrued discounts/premiums	81,090	—

Realized gain/(loss)	(380,176)	—

Change in net unrealized appreciation/(depreciation)	(2,377,513)	—

Net purchases/sales	(95,950)	—

Net transfers in and/or out of Level 3	2,483,669	—

Balance as of March 31, 2009	$21,853,894	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,481,340,432)	$2,135,995,138

Cash	6,267,097

Interest and other receivables	22,247,626

Receivable for shares of the fund sold	7,466,945

Receivable for investments sold	208,910,875

Receivable for sales of delayed delivery securities (Notes 1, 5 and 6)	395,606,208

Unrealized appreciation on swap contracts (Note 1)	717,128,742

Unrealized appreciation on forward currency contracts (Note 1)	9,150,005

Premiums paid on swap contracts (Note 1)	33,051,090

Foreign tax reclaim	34,333

Total assets	3,535,858,059

LIABILITIES

Payable to custodian (Note 2)	8,421,532

Payable for variation margin (Note 1)	599,785

Payable for investments purchased	219,362,770

Payable for purchases of delayed delivery securities (Notes 1, 5 and 6)	768,843,066

Payable for shares of the fund repurchased	2,225,627

Payable for compensation of Manager (Note 2)	1,794,969

Payable for investor servicing fees (Note 2)	224,835

Payable for custodian fees (Note 2)	72,840

Payable for Trustee compensation and expenses (Note 2)	318,577

Payable for administrative services (Note 2)	7,000

Payable for distribution fees (Note 2)	747,851

Unrealized depreciation on forward currency contracts (Note 1)	10,336,677

Payable for receivable purchase agreement (Note 2)	816,916

Written options outstanding, at value (premiums received $10,213,671) (Notes 1 and 3)	15,146,525

Premiums received on swap contracts (Note 1)	120,103,285

Unrealized depreciation on swap contracts (Note 1)	741,612,819

TBA sale commitments, at value (proceeds receivable $276,543,868) (Note 1)	277,959,688

Collateral on swap contracts, at value (Note 1)	38,484,999

Other accrued expenses	237,017

Total liabilities	2,207,316,778

Net assets	$1,328,541,281

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,834,308,995

Undistributed net investment income (Note 1)	63,927,934

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,168,206,384)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(401,489,264)

Total — Representing net assets applicable to capital shares outstanding	$1,328,541,281

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($772,990,079 divided by 131,141,656 shares)	$5.89

Offering price per class A share (100/96.00 of $5.89)*	$6.14

Net asset value and offering price per class B share ($63,576,512 divided by 10,859,532 shares)**	$5.85

Net asset value and offering price per class C share ($98,529,734 divided by 16,889,244 shares)**	$5.83

Net asset value and redemption price per class M share ($352,889,414 divided by 60,539,123 shares)	$5.83

Offering price per class M share (100/96.75 of $5.83)***	$6.03

Net asset value, offering price and redemption price per class R share
($1,684,515 divided by 288,020 shares)	$5.85

Net asset value, offering price and redemption price per class Y share
($38,871,027 divided by 6,621,659 shares)	$5.87

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/09 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $63,900)	$43,099,543

Securities lending	24,867

Total investment income	43,124,410

EXPENSES

Compensation of Manager (Note 2)	4,331,841

Investor servicing fees (Note 2)	1,485,594

Custodian fees (Note 2)	112,737

Trustee compensation and expenses (Note 2)	43,903

Administrative services (Note 2)	32,154

Distribution fees — Class A (Note 2)	989,541

Distribution fees — Class B (Note 2)	366,019

Distribution fees — Class C (Note 2)	448,823

Distribution fees — Class M (Note 2)	942,468

Distribution fees — Class R (Note 2)	4,561

Other	310,846

Fees waived and reimbursed by Manager (Note 2)	(375,150)

Total expenses	8,693,337

Expense reduction (Note 2)	(14,967)

Net expenses	8,678,370

Net investment income	34,446,040

Net realized loss on investments (Notes 1 and 3)	(112,883,459)

Net realized loss on swap contracts (Note 1)	(306,006,858)

Net realized loss on futures contracts (Note 1)	(58,493,540)

Net realized loss on foreign currency transactions (Note 1)	(6,097,104)

Net realized gain on written options (Notes 1 and 3)	2,313,157

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	6,868,419

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	4,636,272

Net loss on investments	(469,663,113)

Net decrease in net assets resulting from operations	$(435,217,073)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/09*	Year ended 9/30/08

Operations:
Net investment income	$34,446,040	$169,491,003

Net realized gain (loss) on investments
and foreign currency transactions	(481,167,804)	10,097,066

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	11,504,691	(479,649,346)

Net decrease in net assets resulting from operations	(435,217,073)	(300,061,277)

Distributions to shareholders: (Note 1)
From ordinary income
Net investment income

Class A	(43,848,751)	(84,521,691)

Class B	(3,754,721)	(8,637,540)

Class C	(4,714,796)	(7,206,139)

Class M	(20,829,817)	(40,077,969)

Class R	(101,366)	(194,303)

Class Y	(3,239,470)	(6,103,511)

Redemption fees (Note 1)	4,022	19,607

Decrease from capital share transactions (Note 4)	(68,193,443)	(204,167,730)

Total decrease in net assets	(579,895,415)	(650,950,553)

NET ASSETS

Beginning of period	1,908,436,696	2,559,387,249

End of period (including undistributed net investment
income of $63,927,934 and $105,970,815, respectively)	$1,328,541,281	$1,908,436,696

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
		Net	Net realized								Ratio of	investment
	Net asset value,	investment	and unrealized	Total from				Net asset	Total return	Net assets,	expenses to	income (loss)
	beginning	income	gain (loss) on	investment	From net	Total	Redemption	value, end	at net asset	end of period	average net	to average net	Portfolio
Period ended	of period	(loss) [a],b	investments	operations	investment income	distributions	fees [c]	of period	value (%) [d]	(in thousands)	assets (%) [b,e]	assets (%) [b]	turnover (%)

Class A
March 31, 2009 **	$8.10	.16	(2.03)	(1.87)	(.34)	(.34)	—	$5.89	(23.13) *	$772,990	.55 *	2.53 *	103.37 *[f]
September 30, 2008	9.91	.69	(1.90)	(1.21)	(.60)	(.60)	—	8.10	(12.80)	1,084,321	1.04	7.36	156.65 [f]
September 30, 2007	9.93	.52	— [c]	.52	(.54)	(.54)	—	9.91	5.36	1,457,286.98		5.17	73.94 [f]
September 30, 2006	10.20	.53 [g]	(.05)	.48	(.75)	(.75)	—	9.93	5.03	1,336,319	.95 [g]	5.32 [g]	71.35 [f]
September 30, 2005	10.10	.51	.13	.64	(.54)	(.54)	—	10.20	6.50	1,364,862.91		4.97	125.82 [f]
September 30, 2004	9.85	.54	.39	.93	(.68)	(.68)	—	10.10	9.73	1,340,885.95		5.44	99.17

Class B
March 31, 2009 **	$8.04	.13	(2.00)	(1.87)	(.32)	(.32)	—	$5.85	(23.36) *	$63,577	.92 *	2.18 *	103.37 *[f]
September 30, 2008	9.83	.61	(1.88)	(1.27)	(.52)	(.52)	—	8.04	(13.40)	109,173	1.79	6.57	156.65 [f]
September 30, 2007	9.85	.44	.01	.45	(.47)	(.47)	—	9.83	4.61	201,481	1.73	4.45	73.94 [f]
September 30, 2006	10.12	.45 [g]	(.04)	.41	(.68)	(.68)	—	9.85	4.26	273,563	1.70 [g]	4.59 [g]	71.35 [f]
September 30, 2005	10.02	.43	.14	.57	(.47)	(.47)	—	10.12	5.72	391,133	1.66	4.23	125.82 [f]
September 30, 2004	9.78	.47	.37	.84	(.60)	(.60)	—	10.02	8.85	516,726	1.70	4.73	99.17

Class C
March 31, 2009 **	$8.03	.13	(2.01)	(1.88)	(.32)	(.32)	—	$5.83	(23.48) *	$98,530	.92 *	2.13 *	103.37 *[f]
September 30, 2008	9.84	.61	(1.89)	(1.28)	(.53)	(.53)	—	8.03	(13.57)	115,325	1.79	6.62	156.65 [f]
September 30, 2007	9.87	.44	— [c]	.44	(.47)	(.47)	—	9.84	4.49	129,666	1.73	4.42	73.94 [f]
September 30, 2006	10.14	.45 [g]	(.04)	.41	(.68)	(.68)	—	9.87	4.25	120,990	1.70 [g]	4.61 [g]	71.35 [f]
September 30, 2005	10.04	.43	.14	.57	(.47)	(.47)	—	10.14	5.71	226,005	1.66	4.23	125.82 [f]
September 30, 2004	9.80	.47	.37	.84	(.60)	(.60)	—	10.04	8.87	265,151	1.70	4.67	99.17

Class M
March 31, 2009 **	$8.02	.15	(2.00)	(1.85)	(.34)	(.34)	—	$5.83	(23.18) *	$352,889	.67 *	2.41 *	103.37 *[f]
September 30, 2008	9.81	.66	(1.88)	(1.22)	(.57)	(.57)	—	8.02	(12.95)	514,664	1.29	7.10	156.65 [f]
September 30, 2007	9.84	.49	— [c]	.49	(.52)	(.52)	—	9.81	5.05	745,508	1.23	4.96	73.94 [f]
September 30, 2006	10.11	.50 [g]	(.04)	.46	(.73)	(.73)	—	9.84	4.82	1,082,428	1.20 [g]	5.10 [g]	71.35 [f]
September 30, 2005	10.02	.48	.13	.61	(.52)	(.52)	—	10.11	6.19	1,898,276	1.16	4.73	125.82 [f]
September 30, 2004	9.78	.51	.38	.89	(.65)	(.65)	—	10.02	9.43	3,174,449	1.20	5.17	99.17

Class R
March 31, 2009 **	$8.06	.15	(2.02)	(1.87)	(.34)	(.34)	—	$5.85	(23.32) *	$1,685	.67 *	2.40 *	103.37 *[f]
September 30, 2008	9.89	.66	(1.92)	(1.26)	(.57)	(.57)	—	8.06	(13.29)	2,756	1.29	7.09	156.65 [f]
September 30, 2007	9.91	.46	.04	.50	(.52)	(.52)	—	9.89	5.13	4,896	1.23	4.66	73.94 [f]
September 30, 2006	10.18	.50 [g]	(.04)	.46	(.73)	(.73)	—	9.91	4.79	703	1.20 [g]	5.06 [g]	71.35 [f]
September 30, 2005	10.09	.48	.14	.62	(.53)	(.53)	—	10.18	6.20	563	1.16	4.66	125.82 [f]
September 30, 2004 †	9.93	.46	.24	.70	(.54)	(.54)	—	10.09	7.30 *	94	1.00 *	4.32 *	99.17

Class Y
March 31, 2009 **	$8.08	.17	(2.03)	(1.86)	(.35)	(.35)	—	$5.87	(23.08) *	$38,871	.42 *	2.77 *	103.37 *[f]
September 30, 2008	9.92	.71	(1.93)	(1.22)	(.62)	(.62)	—	8.08	(12.88)	82,197.79		7.59	156.65 [f]
September 30, 2007	9.93	.54	.01	.55	(.56)	(.56)	—	9.92	5.72	20,550.73		5.40	73.94 [f]
September 30, 2006	10.20	.55 [g]	(.04)	.51	(.78)	(.78)	—	9.93	5.29	16,251	.70 [g]	5.59 [g]	71.35 [f]
September 30, 2005	10.10	.53	.14	.67	(.57)	(.57)	—	10.20	6.74	32,129.66		5.22	125.82 [f]
September 30, 2004	9.85	.56	.39	.95	(.70)	(.70)	—	10.10	9.99	27,017.70		5.68	99.17

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

78	79

Financial highlights (For a common share outstanding throughout the period)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to September 30, 2004.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to March 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

March 31, 2009	0.03%

September 30, 2008	<0.01

September 30, 2007	<0.01

September 30, 2006	0.01

September 30, 2005	0.01

September 30, 2004	<0.01

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Diversified Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.The investment objective of the fund is to seek as high a level of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by allocating its investments among the U.S. government, investment-grade corporate, high-yield corporate and international sectors of the fixed-income securities market. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctua-tion in the value of the futures contract. Such receipts or payments are known as“variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

L) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time.The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian; collateral pledged by the fund is segregated by the fund’s custodian and identified in The fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

M) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

N) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

O) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold.The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

P) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At March 31, 2009, the fund had no securities out on loan.

Q) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2008, the fund had a capital loss carryover of $623,378,607 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration
$110,840,621	September 30, 2009

164,353,970	September 30, 2010

311,230,234	September 30, 2011

4,275,641	September 30, 2012

13,963,696	September 30, 2015

18,714,445	September 30, 2016

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2009 $77,972,892 of losses recognized during the period November 1, 2007 to September 30, 2008.

The aggregate identified cost on a tax basis is $2,494,211,684, resulting in gross unrealized appreciation and depreciation of $116,745,269 and $474,961,815, respectively, or net unrealized depreciation of $358,216,546.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended March 31, 2009, Putnam Management waived $375,150 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 26, 2008, the fund entered into Agreements with other registered investment companies (each a“Seller”) managed by Putnam Management. Under the Agreements, the Seller sold to the fund the right to receive, in the aggregate, $3,169,854 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the“Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to Lehman Brothers Special Financing, Inc. and is included in the Statement of assets and liabilities within Payable for investments purchased. Future payments under the Agreements are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreements will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended March 31, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At March 31, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2009, the fund’s expenses were reduced by $14,967 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $840, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $96,515 and $957 from the sale of class A and class M shares, respectively, and received $65,430 and $9,770 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended March 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,718 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2009, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $1,566,624,682 and $2,028,884,984, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended March 31, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$366,074,000	$11,957,653

Options opened	—	—
Options exercised	—	—
Options expired	(58,376,000)	(1,743,982)
Options closed	—	—

Written options
outstanding at
end of period	$307,698,000	$10,213,671

Note 4: Capital shares

At March 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/09		Year ended 9/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	22,472,858	$135,995,989	25,743,066	$240,817,491

Shares issued in connection with	5,403,735	33,154,330	7,142,819	65,825,251
reinvestment of distributions

	27,876,593	169,150,319	32,885,885	306,642,742

Shares repurchased	(30,543,716)	(190,546,560)	(46,149,513)	(427,295,104)

Net decrease	(2,667,123)	$(21,396,241)	(13,263,628)	$(120,652,362)

	Six months ended 3/31/09		Year ended 9/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	980,671	$5,888,195	2,120,304	$19,700,872

Shares issued in connection with	430,084	2,627,788	670,138	6,146,077
reinvestment of distributions

	1,410,755	8,515,983	2,790,442	25,846,949

Shares repurchased	(4,132,112)	(25,823,730)	(9,715,761)	(90,012,277)

Net decrease	(2,721,357)	$(17,307,747)	(6,925,319)	$(64,165,328)

	Six months ended 3/31/09		Year ended 9/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	5,416,425	$32,359,809	5,034,404	$46,318,261

Shares issued in connection with	378,602	2,288,837	371,190	3,382,876
reinvestment of distributions

	5,795,027	34,648,646	5,405,594	49,701,137

Shares repurchased	(3,268,828)	(20,163,288)	(4,213,695)	(38,722,101)

Net increase	2,526,199	$14,485,358	1,191,899	$10,979,036

	Six months ended 3/31/09		Year ended 9/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	198,409	$1,176,105	390,126	$3,584,666

Shares issued in connection with	80,078	489,094	113,740	1,037,137
reinvestment of distributions

	278,487	1,665,199	503,866	4,621,803

Shares repurchased	(3,912,046)	(24,469,867)	(12,309,284)	(112,942,354)

Net decrease	(3,633,559)	$(22,804,668)	(11,805,418)	$(108,320,551)

	Six months ended 3/31/09		Year ended 9/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	82,184	$515,749	234,203	$2,131,283

Shares issued in connection with	15,663	95,823	20,368	186,967
reinvestment of distributions

	97,847	611,572	254,571	2,318,250

Shares repurchased	(151,954)	(967,912)	(407,510)	(3,839,145)

Net decrease	(54,107)	$(356,340)	(152,939)	$(1,520,895)

	Six months ended 3/31/09		Year ended 9/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,202,910	$37,819,557	14,318,389	$138,099,479

Shares issued in connection with	501,721	3,076,264	639,247	5,881,588
reinvestment of distributions

	6,704,631	40,895,821	14,957,636	143,981,067

Shares repurchased	(10,252,012)	(61,709,626)	(6,861,204)	(64,468,697)

Net increase (decrease)	(3,547,381)	$(20,813,805)	8,096,432	$79,512,370

Note 5: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 6: Unfunded loan commitments

As of March 31, 2009, the fund had unfunded loan commitments of $38,485, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrower:

Borrower	Unfunded Commitments

Golden Nugget, Inc.	$38,485

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In April 2009, FASB issued a new FASB Staff Position FSP FAS 157-4 which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the fund’s financial statements.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income
AMT-Free Municipal Fund‡
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	Kenneth R. Leibler	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	Robert L. Reynolds	Vice President
Richard B. Worley
Investment Sub-Manager		Francis J. McNamara, III
Putnam Investments Limited	Officers	Vice President and
57–59 St James’s Street	Charles E. Haldeman, Jr.	Chief Legal Officer
London, England SW1A 1LD	President
Robert R. Leveille
Marketing Services	Charles E. Porter	Vice President and
Putnam Retail Management	Executive Vice President,	Chief Compliance Officer
One Post Office Square	Principal Executive Officer,
Boston, MA 02109	Associate Treasurer and	Mark C. Trenchard
	Compliance Liaison	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Senior Vice President	Judith Cohen
	and Treasurer	Vice President, Clerk and
Legal Counsel		Assistant Treasurer
Ropes & Gray LLP	Steven D. Krichmar
	Vice President and	Wanda M. McManus
Trustees	Principal Financial Officer	Vice President, Senior Associate
John A. Hill, Chairman		Treasurer and Assistant Clerk
Jameson A. Baxter,	Janet C. Smith
Vice Chairman	Vice President, Principal	Nancy E. Florek
Ravi Akhoury	Accounting Officer and	Vice President, Assistant Clerk,
Charles B. Curtis	Assistant Treasurer	Assistant Treasurer and
Robert J. Darretta		Proxy Manager
Myra R. Drucker	Susan G. Malloy
Charles E. Haldeman, Jr.	Vice President and
Paul L. Joskow	Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Forwarding service requested

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

SA028 256154 5/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 29, 2009